                                                                Exhibit 10.29(b)



                SECOND LOAN SUPPLEMENT AND MODIFICATION AGREEMENT


         This Second Loan Supplement and Modification Agreement ("this Agreement") is made as of March 19, 1998 by and among Alkermes, Inc., a Pennsylvania corporation ("Alkermes"), Alkermes Controlled Therapeutics, Inc., a Pennsylvania corporation ("ACT I"), Alkermes Controlled Therapeutics Inc. II, a Pennsylvania corporation ("ACT II") (Alkermes, ACT I and ACT II being hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower") and Fleet National Bank (the "Bank"). The Bank is the successor by merger to Fleet Bank of Massachusetts, N.A. ("Fleet Mass"). For good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Bank agree as follows:

         1. REFERENCE TO DOCUMENTS. Reference is made to (i) that certain letter agreement dated September 27, 1996 among the Borrowers and the Bank, as amended by the below-defined First Loan Supplement (as so amended, the "Letter Agreement"); (ii) that certain $1,500,000 original principal amount promissory note dated December 19, 1995 made by Alkermes and payable to the order of Fleet Mass, as amended by Allonge to Note dated September 27, 1996 among Alkermes, ACT I and the Bank (said December 19, 1995 promissory note, as so amended, being hereinafter referred to as the "1995 Note"); (iii) that certain $5,000,000 original principal amount promissory note dated September 27, 1996 (the "Ohio Term Note") made by Alkermes and ACT II and payable to the order of the Bank;
(iv) that certain $2,500,000 original principal amount promissory note dated June 2, 1997 (the "1997 Term Note") made by the Borrowers and payable to the order of the Bank; (v) that certain Security Agreement dated as of September 27, 1996 from the Borrowers to the Bank, as amended by the First Loan Supplement (as so amended, the "Security Agreement"); (vi) that certain Pledge Agreement dated as of September 27, 1996 from Alkermes to the Bank, as affected by the First Loan Supplement (as so affected, the "Pledge"); (vii) that certain Mortgage and Security Agreement dated as of September 27, 1996 from ACT II to the Bank relating to premises of ACT II in Clinton County, Ohio, as affected by the First Loan Supplement (as so affected, the "Ohio Mortgage"); and (viii) that certain promissory note of even date herewith (the "1998 Term Note") in the face principal amount of the $4,000,000 made by the Borrowers and payable to the order of the Bank. The Letter Agreement, the 1995 Note, the Ohio Term Note, the 1997 Term Note, the Security Agreement, the Pledge, the Ohio Mortgage and the 1998 Term Note are hereinafter referred to collectively as the "Financing Documents". A copy of the form of the 1998 Term Note is attached hereto as
Exhibit 1. As used herein, the term "First Loan Supplement" will be deemed to refer to that certain Loan Supplement and Modification Agreement dated as of June 2, 1997 among the Borrowers and the Bank.

         2. 1998 TERM LOANS. (a) MAKING OF 1998 TERM LOANS. Subject to the terms and conditions hereof, the Bank will make one or more loans (the "1998 Term Loans") to the Borrowers, as the Borrowers may request, on any Business Day (as defined in the Letter Agreement) prior to the first to occur of (i) the close of business on June 30, 1998 or (ii) the earlier termination, pursuant to paragraph 2(e) below, of the within-described facility for 1998 Term Loans. A 1998 Term Loan shall be made not more than once per calendar quarter unless each additional 1998 Term Loan in any one calendar quarter is in an amount of at least $250,000.

Each 1998 Term Loan will be in such amount as may be requested by the Borrowers; provided that (i) no 1998 Term Loan will be made after the close of business on June 30, 1998; (ii) the aggregate original principal amounts of all 1998 Term Loans will not exceed $4,000,000; and (iii) no 1998 Term Loan will be in an amount in excess of 100% of the invoiced actual costs of the tangible property constituting the items of Qualifying Equipment with respect to which such 1998 Term Loan is made (excluding taxes, shipping, software, installation charges, training fees and other "soft costs"). In connection with the making of each 1998 Term Loan, and as a precondition thereto, the Borrowers will provide the Bank with: (i) invoices supporting the costs of the relevant Qualifying Equipment; (ii) such evidence as the Bank may reasonably request showing that each such item of Qualifying Equipment has been delivered to and installed at Alkermes' or ACT I's premises in Cambridge, MA (in the case of Qualifying Equipment owned by Alkermes or ACT I) or ACT II's premises in Clinton County, Ohio or Hamilton County, Ohio (in the case of Qualifying Equipment owned by ACT
II), has become fully operational, has been paid for by the relevant Borrower and is owned by the relevant Borrower free of all liens and interests of any other person or entity (other than the security interest of the Bank pursuant to the Security Agreement); (iii) executed Uniform Commercial Code financing statements reflecting the items of Qualifying Equipment with respect to which such 1998 Term Loan is being made and an appropriate supplement to the Security Agreement reflecting such items; and (iv) evidence satisfactory to the Bank that the Qualifying Equipment is fully insured against casualty loss, with insurance naming the Bank as secured party and first loss payee. As used herein, "Qualifying Equipment" means equipment purchased by the Borrowers after March 1, 1997 for use in the Borrowers' business which meets all of the following criteria: (i) such equipment consists of one of the items shown on the Equipment List heretofore delivered by the Borrowers to the Bank or has otherwise been approved by the Bank for use in supporting a 1998 Term Loan, (ii) each item of such equipment has been delivered to and installed at Alkermes' or ACT I's premises in Cambridge, MA (in the case of Qualifying Equipment owned by Alkermes or ACT I) or ACT II's premises in Clinton County, Ohio or Hamilton County, Ohio (in the case of Qualifying Equipment owned by ACT II) and has become fully operational, (iii) the relevant Borrower has paid in full for each item of such equipment and holds title to same, free of all interests and claims of any other person or entity (other than the security interest of the Bank), and (iv) the Bank has a fully perfected first security interest in such equipment. The 1998 Term Loans will be evidenced by the 1998 Term Note. Interest on the 1998 Term Loans shall be payable at the times and at the rate provided for in the 1998 Term Note. Overdue principal of any 1998 Term Loan and, to the extent permitted by law, overdue interest shall bear interest at a rate per annum which at all times shall be equal to the sum of (i) four (4%) percent per annum PLUS (ii) the per annum rate otherwise payable under the 1998 Term Note (but in no event in excess of the maximum rate from time to time permitted by then applicable law), compounded monthly and payable on demand. Each Borrower hereby irrevocably authorizes the Bank to make or cause to be made, on a schedule attached to the 1998 Term Note or on the books of the Bank, at or following the time of the making of any 1998 Term Loan and of receiving any payment of principal of any 1998 Term Loan, an appropriate notation reflecting such transaction and the then aggregate unpaid principal balance of the 1998 Term Loans. The amount so noted shall constitute presumptive evidence as to the amount owed jointly and severally by the Borrowers with respect to principal of the 1998 Term Loans. Failure of the Bank to make any such notation shall not, however, affect any obligation of any Borrower or any right of the Bank hereunder or under the 1998 Term Note. The 1998 Term Loans will be made jointly to the

Borrowers and repayment thereof will be the joint and several obligation of the Borrowers. The 1998 Term Loans will be used by the Borrowers solely to pay (or to reimburse the Borrowers for) the costs of acquisition of Qualifying Equipment.

         (b) REPAYMENT OF 1998 TERM LOANS. The Borrowers shall repay (and shall be jointly and severally obligated to repay) principal of the 1998 Term Loans in 60 equal consecutive monthly installments, commencing on July 1, 1998 and continuing on the first Business Day of each month thereafter. Each such monthly installment of principal payable with respect to the 1998 Term Loans shall be in an amount equal to 1/60th of the aggregate principal amount of the 1998 Term Loans outstanding at the close of business on June 30, 1998. In any event, the then outstanding principal balance of the 1998 Term Loans and all interest then accrued but unpaid thereon shall be due and payable in full on June 2, 2003. The Borrowers may prepay, at any time or from time to time, the whole or any portion of the 1998 Term Loans; provided that each such principal prepayment shall be accompanied by payment of all interest under the 1998 Term Note accrued but unpaid to the date of payment; and further provided that at the time of each such prepayment the Borrowers pay to the Bank the Make-Whole Amount, if any, required by the second paragraph of Section 1.6 of the Letter Agreement in respect of such prepayment. Any partial prepayment of principal of the 1998 Term Loans will be applied to installments of principal of the 1998 Term Loans thereafter coming due in inverse order of normal maturity.

         (c) FACILITY FEES. With respect to the 1998 Term Loans, the Borrowers are paying to the Bank, at the date of execution and delivery of this Agreement, a non-refundable facility fee in the amount of $20,000. The fee described in this paragraph is in addition to any balances and fees required by the Bank or any of its affiliates in connection with any other services now or hereafter made available to Alkermes and/or any of its affiliates.

         (d) CONDITIONS TO ADVANCE. Without limiting the foregoing, any 1998 Term Loan is subject to the further conditions precedent that on the date on which such 1998 Term Loan is made (and after giving effect thereto):

         (i) All statements, representations and warranties of each Borrower made in the Letter Agreement and/or in the Security Agreement shall continue to be correct in all material respects as of the date of such 1998 Term Loan.

         (ii) All covenants and agreements of each Borrower contained herein and/or in any of the other Loan Documents (as defined in the Letter Agreement) shall have been complied with in all material respects on and as of the date of such 1998 Term Loan.

         (iii) No event which constitutes, or which with notice or lapse of time or both could constitute, an Event of Default (as defined in the Letter Agreement) shall have occurred and be continuing.

         (iv) No material adverse change shall have occurred in the financial condition of any Borrower from that disclosed in the financial statements then most recently furnished to the Bank.

         Each request by the Borrowers for any 1998 Term Loan, and each acceptance by any Borrower of the proceeds of any 1998 Term Loan, will be deemed a joint and several representation and warranty by the Borrowers that at the date of such 1998 Term Loan and after giving effect thereto all of the conditions set forth in the foregoing clauses (i)-(iv) of this paragraph 2(d) will be satisfied.

         (e) TERMINATION ON DEFAULT. The Borrowers agree that if any Event of Default shall occur and be continuing, the Bank may, in addition to and not in limitation of its other rights and remedies described in Section 5.2 of the Letter Agreement, terminate the within facility for 1998 Term Loans by written notice to the Borrowers (except that such termination will be deemed to have occurred automatically and without any requirement for notice if there shall occur any Event of Default described in clause (h) of Section 5.1 of the Letter Agreement).

         3. CONCERNING THE LETTER AGREEMENT. The parties agree as follows with respect to the Letter Agreement:

         a. That the 1998 Term Loans constitute "Additional Term Loans" as defined in Section 1.5 of the Letter Agreement and are thus included within the definitions of "Term Loan" and "Term Loans" for all purposes of the Letter Agreement.

         b. That the 1998 Term Note constitutes an "Additional Term Note" as defined in Section 1.5 of the Letter Agreement and is thus included within the definitions of "Note" and "Notes" for all purposes of the Letter Agreement. Without limitation of the foregoing provisions of this paragraph 3b and of paragraph 3a above, the Borrowers acknowledge that the provisions of the Letter Agreement as to payment and collection of amounts owed thereunder (including, without limitation, Sections 1.7, 5.2 and 5.3 of the Letter Agreement) and as to costs, expenses and charges (including, without limitation, Sections 6.1 and 6.2 of the Letter Agreement) apply to the 1998 Term Loans and to the 1998 Term Note.

         c. That each 1998 Term Loan is an "Additional Term Loan which bears interest at a fixed rate" for the purposes of the second paragraph of
Section 1.6 of the Letter Agreement.

         d. That Section 1.7 of the Letter Agreement is hereby amended by inserting into the third sentence of the second paragraph of said Section 1.7, immediately after the words "immediately available funds", the following:

         "in lawful money of the United States"

         e. That Section 3.6 of the Letter Agreement is hereby amended by deleting therefrom the number "$12,500,000" and by substituting in its stead the following:

         "$15,000,000"

         f. That Section 5.3 of the Letter Agreement is hereby amended by adding, at the end of such Section, the following:

         "ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES ANY OF THE OBLIGATIONS PRIOR TO THE EXERCISE BY THE BANK OF ITS RIGHT OF SET-OFF UNDER THIS SECTION ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED."

         g. That, pursuant to Section 6.6 of the Letter Agreement, the notice address for the Bank is hereby changed to:

         "Fleet National Bank
         High Technology Group
         One Federal Street, 7th Floor
         Boston, MA  02110
         Attention:  Irina Case, Assistant Vice President"

         h. That Article VI of the Letter Agreement is hereby amended by adding, at the end of such Article, the following:

                  "6.8.    BINDING EFFECT; ASSIGNMENT. This letter agreement
         shall be binding upon the Borrowers, their respective successors and assigns and shall inure to the benefit of the Borrowers and the Bank and their respective permitted successors and assigns. No Borrower may assign this letter agreement or any rights hereunder without the express written consent of the Bank. The Bank may, in accordance with applicable law, from time to time assign or grant participations in this letter agreement, any Term Loans and/or any Term Note. Without limitation of the foregoing generality:

                  (i) The Bank may at any time pledge all or any portion of its rights under the Loan Documents (including any portion of any Term Note) to any of the 12 Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or the enforcement thereof shall release the Bank from its obligations under any of the Loan Documents.

                  (ii) The Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to any Borrower, to grant to one or more banks or other financial institutions (each, a `Participant') participating interests in the Bank's obligation to lend hereunder and/or any or all of the Term Loans held by the Bank hereunder. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to the Borrowers, the Bank shall remain responsible for the performance of its obligations hereunder and the Borrowers shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations hereunder. The Bank may furnish any information concerning the Borrowers in its possession from time to time to prospective assignees and Participants; provided that the Bank shall require any such prospective assignee or Participant to agree in writing to maintain the confidentiality of such information to the same extent as the Bank would be required to maintain such confidentiality.

                  6.9. CONSENT TO JURISDICTION. Each Borrower irrevocably submits to the non-exclusive jurisdiction of any Massachusetts court or any federal court sitting within The Commonwealth of Massachusetts over any suit, action or proceeding arising out of or relating to this letter agreement and/or any Term Note. Each Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Each Borrower agrees that final judgment in any such suit, action or proceeding brought in such a court shall be enforced in any court of proper jurisdiction by a suit upon such judgment, provided that service of process in such action, suit or proceeding shall have been effected upon such Borrower in one of the manners specified in the following paragraph of this ss.6.9 or as otherwise permitted by law.

                  Each Borrower hereby consents to process being served in any suit, action or proceeding of the nature referred to in the preceding paragraph of this ss.6.9 either (i) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to it at its address set forth in ss.6.6 (as such address may be changed from time to time pursuant to said ss.6.6) or (ii) by serving a copy thereof upon it at its address set forth in ss.6.6 (as such address may be changed from time to time pursuant to said ss.6.6).

                  6.10. SEVERABILITY. In the event that any provision of this letter agreement or the application thereof to any Person, property or circumstances shall be held to any extent to be invalid or unenforceable, the remainder of this letter agreement, and the application of such provision to Persons, properties or circumstances other than those as to which it has been held invalid and unenforceable, shall not be affected thereby, and each provision of this letter agreement shall be valid and enforced to the fullest extent permitted by law.

                  6.11. REPLACEMENT NOTE. Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of any Term Note or of any other Loan Document which is not of public record and, in the case of any such mutilation, upon surrender and cancellation of such Term Note or other Loan Document, the Borrower will issue, in lieu thereof, a replacement Term Note or other Loan Document in the same principal amount (as to such Term Note) and in any event of like tenor.

                  6.12. USURY. All agreements between any Borrower and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of any Term Note or otherwise, shall the amount paid or agreed to be paid to the Bank for the use or the forbearance of the Indebtedness represented by any Term Note exceed the maximum permissible under applicable law. In this regard, it is expressly agreed that it is the intent of the Borrowers and the Bank, in the execution, delivery and acceptance of the Term Notes, to contract in strict compliance with the laws of The Commonwealth of Massachusetts. If, under any circumstances whatsoever, performance or fulfillment of any provision of any Term Note or any of the other Loan Documents at the time such provision is to be performed or fulfilled shall involve exceeding the limit of validity prescribed by applicable law, then the obligation so to be performed or fulfilled shall be reduced automatically to the limits of such validity, and if under any circumstances whatsoever the Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced by the Term Notes and not to the payment of interest. The provisions of this Section 6.12 shall control every other provision of this letter agreement and of the Term Notes.

                  6.13. WAIVER OF JURY TRIAL. THE BORROWERS AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY MUTUALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LETTER AGREEMENT, ANY TERM NOTE OR ANY OTHER LOAN DOCUMENTS OR OUT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ENTER INTO THIS LETTER AGREEMENT AND TO MAKE TERM LOANS AS CONTEMPLATED HEREIN."

         i. That Section 7.1 of the Letter Agreement is hereby amended by inserting into the definition of "Person" appearing in said Section 7.1, immediately after the words "corporation, partnership," the following:

         "limited liability company,"

         j. That Section 7.1 of the Letter Agreement is hereby amended by deleting from the definition of "Principal Office" appearing in said Section 7.1 the words "75 State Street, Boston, MA 02109" and by substituting in their stead the following:

         "One Federal Street, Boston, MA  02110"

         4. CONCERNING THE SECURITY AGREEMENT. The parties agree as follows with respect to the Security Agreement:

         a. That each 1998 Term Loan constitutes an "Additional Term Loan" for the purposes of the Security Agreement and is thus included for all purposes within the definition of "Obligations" appearing in Section 1 of the Security Agreement; and that references in Section 17 of the Security Agreement, as amended hereby, to the "1998 Term Loans" will be deemed to refer to the 1998 Term Loans, as hereinabove defined.

         b. That the 1998 Term Note constitutes an "Additional Term Note" for the purposes of the Security Agreement and is thus included within the definition of "Loan Documents" appearing in Section 1 of the Security Agreement.

         c. That the items listed on Exhibit 2 attached hereto (together with all items constituting Qualified Equipment supporting any 1998 Term Loan made subsequent to the date hereof) are deemed to be "Additional Loan Collateral" for the purposes of the Security Agreement and are thus included within the definitions of "Equipment" and "Collateral" appearing in Section 1 of the Security Agreement; and that the items listed on Exhibit 2 attached hereto (together with all items constituting Qualified Equipment supporting any 1998 Term Loan made subsequent to the date hereof) shall also be deemed to be "1998 Loan Collateral" for the purposes of Section 17 of the Security Agreement.

         d. That the 1994 Loan Collateral (as defined in the Security Agreement) is hereby released from the lien of the Security Agreement and no longer constitutes Collateral thereunder.

         e. That the equipment lists set forth in Exhibit A to the Security Agreement are hereby amended by adding thereto (without releasing or deleting any item shown on such lists immediately prior to the date hereof, except for the release of the 1994 Loan Collateral described above) all of the items appearing on Exhibit 2 attached hereto.

         f. That Section 17 of the Security Agreement is hereby amended in its entirety to read as follows:

         "17.     PARTIAL RELEASE. The Secured Party agrees that, upon the
         satisfaction of the Partial Release Conditions (hereinafter defined) in relation to the 1995 Term Loan, the Ohio Term Loan, the 1997 Term Loan or the 1998 Term Loans, the Secured Party will, at the Debtors' request, execute and deliver to the Debtors a release of the 1995 Loan Collateral or the Ohio Loan Collateral or the 1997 Loan Collateral or the 1998 Loan Collateral (as appropriate) from the lien of this Security Agreement (including appropriate releases on Form UCC-3) and, upon execution and delivery of such release, the 1995 Loan Collateral, the Ohio Loan Collateral, the 1997 Loan Collateral or the 1998 Loan Collateral (as the case may be) will no longer be deemed 'Collateral' subject to this Security Agreement. As used herein, the 'Partial Release Conditions' will be deemed satisfied only if ALL of the following shall have occurred: (i) the 1995 Term Loan or the Ohio Term Loan or the 1997 Term Loan or the 1998 Term Loans (as the case may be) shall have been paid in full, (ii) the cash and/or readily-marketable Government Securities pledged to the Secured Party under Section 1.8 of the Letter Agreement shall have an aggregate fair market value of not less than the 'Required Minimum

         Value' (as defined in the Letter Agreement) and Alkermes shall agree to maintain such pledged cash and/or readily-marketable Government Securities in such amount so that the fair market value thereof shall never be less than such 'Required Minimum Value' and (iii) there shall then exist no Event of Default nor any event or circumstance which, with the passage of time or the giving of notice or both, could become an Event of Default. At the time of the making of any Additional Term Loan, the Bank and the Debtors may, by written modification to this Security Agreement, set forth the circumstances, if any, under which a partial release may be obtained with respect to the Additional Loan Collateral pledged in connection with the relevant Additional Term Loan."

         5. CONCERNING THE PLEDGE. The parties agree as follows with respect to the Pledge:

         a. That the 1998 Term Note constitutes an "Additional Term Note" as described in Section 2 of the Pledge, with the result that the 1998 Term Note is included within the "Loan Documents" as defined in Section 2 of the Pledge.

         b. That each 1998 Term Loan is included within the "Secured Obligations" as defined in Section 2 of the Pledge.

         6. CONCERNING THE OHIO MORTGAGE. The parties agree that the 1998 Term Note constitutes one of the "Other Term Notes" described in the WITNESSETH clause of the Ohio Mortgage, with the result that the 1998 Term Loans are among the obligations secured by the Ohio Mortgage. The Borrowers acknowledge that the notice address of the Bank, for the purposes of Section 24 of the Ohio Mortgage, has been changed to the address set forth in paragraph 3g above.

         7. AMENDED DOCUMENTS. Wherever in any Financing Document, or in any certificate or opinion to be delivered in connection therewith, reference is made to the Letter Agreement, to the Security Agreement, to the Pledge and/or to the Ohio Mortgage, from and after the date hereof same will be deemed to refer to the relevant Financing Document as amended or otherwise affected hereby.

         8. REPRESENTATIONS. In order to induce the Bank to enter into this Agreement, each Borrower represents and warrants as follows:

         a. The execution, delivery and performance of each of this Agreement and the 1998 Term Note have been duly authorized by each Borrower by all necessary corporate and other action, will not require the consent of any third party and will not conflict with, violate the provisions of, or cause a default or constitute an event which, with the passage of time or the giving of notice or both, could cause a default on the part of any Borrower under its charter documents or by-laws or under any contract, agreement, law, rule, order, ordinance, franchise, instrument or other document, or result in the imposition of any lien or encumbrance (except in favor of the Bank) on any property or assets of any Borrower.

         b. Each Borrower has duly executed and delivered each of this Agreement and the 1998 Term Note.

         c. Each of this Agreement and the 1998 Term Note is the legal, valid and binding joint and several obligation of each Borrower, enforceable against each Borrower jointly and severally in accordance with its respective terms.

         d. The statements, representations and warranties made in the Letter Agreement, in the Security Agreement and/or in the other Financing Documents continue to be correct as of the date hereof; except as amended, updated and/or supplemented by the attached Supplemental Disclosure Schedule.

         e. The covenants and agreements of the Borrowers contained in the Letter Agreement, in the Security Agreement and/or in the other Financing Documents have been complied with on and as of the date hereof.

         f. No event which constitutes or which, with notice or lapse of time, or both, could constitute, an Event of Default (as defined in the Letter Agreement) has occurred and is continuing.

         g. No material adverse change has occurred in the financial condition of any Borrower from that disclosed in the financial statements of Alkermes dated December 31, 1997, heretofore furnished to the Bank.

         9. FULL FORCE AND EFFECT. Except as expressly affected hereby, the Letter Agreement and each of the other Financing Documents remains in full force and effect as heretofore.

         10. NO WAIVER. Nothing contained herein will be deemed to constitute a waiver or a release of any provision of any of the Financing Documents. Nothing contained herein will in any event be deemed to constitute an agreement to give a waiver or release or to agree to any amendment or modification of any provision of any of the Financing Documents on any other or future occasion.

         Executed, as an instrument under seal, as of the day and year first above written.



                                   ALKERMES, INC.


                                   By: /s/ Michael J. Landine
                                       ----------------------------------------
                                       Name: Michael J. Landine
                                       Title: Senior Vice President, CFO and
                                              Treasurer


                                   ALKERMES CONTROLLED THERAPEUTICS, INC.


                                   By: /s/ Michael J. Landine
                                       ----------------------------------------
                                       Name: Michael J. Landine
                                       Title: Vice President


                                   ALKERMES CONTROLLED THERAPEUTICS INC. II


                                   By: /s/ Michael J. Landine
                                       ----------------------------------------
                                       Name: Michael J. Landine
                                       Title: Vice President


Accepted and agreed:
FLEET NATIONAL BANK


By: /s/ Irina Case
    -----------------------------
    Name: Irina Case
    Title: Vice President

                                    EXHIBIT 2
                              1998 LOAN COLLATERAL
                         ALKERMES/ACTII FIXED ASSET LIST

Date of                                                                                                                     Total
Purchase Company                        Description                                                      Ref #             Invoice
------------------------------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
FY1998 (APRIL 1997-MARCH 1998)
4/3/97   AMC Computers                  APCM5543LL PMAC 7300                                            157078             7,695.00
4/3/97   Entex                          So-Sony dat w/4 cart 2 4MB                                      156363             1,486.85
4/22/97  Superior Control               Prolease 500 Data Acquisition system                            157201             3,453.00
5/23/97  AMC Computers                  Powermac 8600/200                                               157954             6,115.00
5/6/97   Edwards High Vaccum            pump E2M18, clean & overhaul kit, blade kit for E2M18           157371             3,443.73
5/14/97  FTS Systems Inc                Recirculator, 230v/60hz, AC                                     157848            13,200.00
5/5/97   Geneva Group                   Ultra Wide hot Swapable drive, smart-2 Array PCI controller,
                                        128mb memory module                                             156609             5,761.47
5/26/97  Kinematica Inc                 Dispersing & Homogenizing Unit, Frequency Inverter RECO 1/3
                                          payment each                                                  157693             5,941.65
5/26/97  Kinematica Inc                 Polytron PT-SO 45/2G, teflon seals, drive unit, RECO 81
                                          Speed Stabilizer                                              157694             5,901.00
5/26/97  Kinematica Inc                 Polytron PT-SO 45/2G, teflon seals, drive unit, RECO 81
                                          Speed Stabilizer                                              157695             5,941.70
5/9/97   la Calhene                     replacement canopy for two half suit isolator                   157624             6,245.00
5/29/97  MacWarehouse                   Powermac 8600/200, Powermac 9600/200, Powerbool 3400c/200       157721            26,085.00
5/2/97   Munter Moisture                part 30565-01 HC-150I 208/240VAC 1P 60HZ                        157243             2,695.00
5/29/97  National Process               30% downpayment 75 gaallon cop tank w/controls and all
                                          options                                                       157825            12,084.30
5/7/97   Precision Stainless Inc        50 liter portable mix tank                                      157672            16,902.00
5/9/97   Precision Stainless Inc        50 liter portable mix tank                                      157670            16,902.00
5/5/97   R.A.S.                         Replacement Heat Exchanger bundle                               158030             5,600.00
5/21/97  Superior Control               Upgrade 1 PL 50 Data Acquisition System to Prolease 500         157512             9,367.50
4/28/97  VWR Corporation                Balance level, printer, barometer, ultrason, anudisc, cart      157269             5,452.83
5/30/97  VWR Corporation                Revco Ultima ULT                                                158099             6,660.00
5/12/97  Waters Corporation             2690 Colum heater ASSY (2)                                      157338             2,200.00
6/17/97  AMC Computer                   HP laser printer, 500sheet assembly w/paper                     158857             6,597.00
5/9/97   bioMerieux Vitek Inc           Vitek  32/datatrack S/N 3763-R                                  158503            42,200.00
6/20/97  Cotter Corporation             FAB 4" polymer transfer container                               158604             2,000.00
6/20/97  Cotter Corporation             18"X24" tray w/porous side filter                               158605             1,925.00
6/27/97  Cotter Corporation             clean stema modification system                                 158692             4,615.00
6/2/97   Cotter Corporation             PL500 dispenser Tank B                                          159352             9,500.00
6/16/97  Getinge Castle                 45% down on GE 6610 AR-2 sterilizer weld mapping boroscope      158419            58,095.00
6/7/97   Hewlett Packard                Temperature conteol Autosampler                                 158237             2,928.00
6/24/97  Hewlett Packard                Programmable fluorescence detector & equip. parts               159344            11,910.00
6/27/97  Lightnin                       PKS05E mixer                                                    158882            42,189.28
9/3/97   Lightnin                       Returned Goods, Style 11 Seals  (ref #158882)                   162221            -8,288.00
6/6/97   M&O Perry industries           model LM-14 manual powder filler w/ stainless steel fill gun    158366             3,542.37
6/5/97   MacWarehouse                   apple 166MHZ PC compatibility                                   158243             1,963.75
6/17/97  MacWarehouse                   power Mac 9600/233MHZ                                           158427             6,818.75
5/8/97   MacWarehouse                   Return - Ref #145693 (Fleet 1997 List)                          158516            -1,598.00
6/27/97  Northern Business Machines     Sharp facsimile                                                 159316             1,876.35
6/24/97  Perkin Elmer                   Flexicool service, kit DSC cooling ACCY                         158670             5,321.90


                                    EXHIBIT 2
                              1998 LOAN COLLATERAL
                         ALKERMES/ACTII FIXED ASSET LIST

Date of                                                                                                Less       Less         Total
Purchase Company                    Description                                               Freight/Other  Sales Tax       Invoice
------------------------------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
FY1998 (APRIL 1997-MARCH 1998)
4/3/97   AMC Computers              APCM5543LL PMAC 7300                                               0.00       0.00      7,695.00
4/3/97   Entex                      So-Sony dat w/4 cart 2 4MB                                        22.10      69.75      1,395.00
4/22/97  Superior Control           Prolease 500 Data Acquisition system                               0.00       0.00      3,453.00
5/23/97  AMC Computers              Powermac 8600/200                                                 35.00       0.00      6,080.00
5/6/97   Edwards High Vaccum        pump E2M18, clean & overhaul kit, blade kit for E2M18             58.73       0.00      3,385.00
5/14/97  FTS Systems Inc            Recirculator, 230v/60hz, AC                                        0.00       0.00     13,200.00
5/5/97   Geneva Group               Ultra Wide hot Swapable drive, smart-2 Array PCI controller,
                                    128mb memory module                                               25.00     273.17      5,463.30
5/26/97  Kinematica Inc             Dispersing & Homogenizing Unit, Frequency Inverter RECO 1/3
                                      payment each                                                     0.00       0.00      5,941.65
5/26/97  Kinematica Inc             Polytron PT-SO 45/2G, teflon seals, drive unit, RECO 81
                                      Speed Stabilizer                                               150.00       0.00      5,751.00
5/26/97  Kinematica Inc             Polytron PT-SO 45/2G, teflon seals, drive unit, RECO 81
                                      Speed Stabilizer                                                 0.00       0.00      5,941.70
5/9/97   la Calhene                 replacement canopy for two half suit isolator                      0.00       0.00      6,245.00
5/29/97  MacWarehouse               Powermac 8600/200, Powermac 9600/200, Powerbool 3400c/200        120.00       0.00     25,965.00
5/2/97   Munter Moisture            part 30565-01 HC-150I 208/240VAC 1P 60HZ                          75.00       0.00      2,620.00
5/29/97  National Process           30% downpayment 75 gallon cop tank w/controls and all
                                      options                                                          0.00       0.00     12,084.30
5/7/97   Precision Stainless Inc    50 liter portable mix tank                                         0.00       0.00     16,902.00
5/9/97   Precision Stainless Inc    50 liter portable mix tank                                         0.00       0.00     16,902.00
5/5/97   R.A.S.                     Replacement Heat Exchanger bundle                                  0.00       0.00      5,600.00
5/21/97  Superior Control           Upgrade 1 PL 50 Data Acquisition System to Prolease 500            0.00       0.00      9,367.50
4/28/97  VWR Corporation            Balance level, printer, barometer, ultrason, anudisc, cart         0.00       0.00      5,452.83
5/30/97  VWR Corporation            Revco Ultima ULT                                                   0.00       0.00      6,660.00
5/12/97  Waters Corporation         2690 Colum heater ASSY (2)                                         0.00       0.00      2,200.00
6/17/97  AMC Computer               HP laser printer, 500sheet assembly w/paper                       62.00       0.00      6,535.00
5/9/97   bioMerieux Vitek Inc       Vitek  32/datatrack S/N 3763-R                                     0.00       0.00     42,200.00
6/20/97  Cotter Corporation         FAB 4" polymer transfer container                                  0.00       0.00      2,000.00
6/20/97  Cotter Corporation         18"X24" tray w/porous side filter                                  0.00       0.00      1,925.00
6/27/97  Cotter Corporation         clean stema modification system                                    0.00       0.00      4,615.00
6/2/97   Cotter Corporation         PL500 dispenser Tank B                                             0.00       0.00      9,500.00
6/16/97  Getinge Castle             45% down on GE 6610 AR-2 sterilizer weld mapping boroscope         0.00       0.00     58,095.00
6/7/97   Hewlett Packard            Temperature conteol Autosampler                                  338.00       0.00      2,590.00
6/24/97  Hewlett Packard            Programmable fluorescence detector & equip. parts                450.00       0.00     11,460.00
6/27/97  Lightnin                   PKS05E mixer                                                      77.28       0.00     42,112.00
9/3/97   Lightnin                   Returned Goods, Style 11 Seals  (ref #158882)                      0.00       0.00     -8,288.00
6/6/97   M&O Perry industries       model LM-14 manual powder filler w/ stainless steel fill gun      22.37       0.00      3,520.00
6/5/97   MacWarehouse               apple 166MHZ PC compatibility                                     13.75       0.00      1,950.00
6/17/97  MacWarehouse               power Mac 9600/233MHZ                                             88.75       0.00      6,730.00
5/8/97   MacWarehouse               Return - Ref #145693 (Fleet 1997 List)                             0.00       0.00     -1,598.00
6/27/97  Northern Business Machines Sharp facsimile                                                    0.00      89.35      1,787.00
6/24/97  Perkin Elmer               Flexicool service, kit DSC cooling ACCY                          191.90       0.00      5,130.00

                                    EXHIBIT 2
                              1998 LOAN COLLATERAL
                         ALKERMES/ACTII FIXED ASSET LIST

Date of                                                                                                                     Total
Purchase Company                        Description                                                      Ref #             Invoice
------------------------------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
FY1998 (APRIL 1997-MARCH 1998)
6/6/97   Perrigo, Inc.                  1 Cashco sanitary Reg.                                          158328             1,365.14
6/10/97  Superior Control               70%down PL500 Replacement                                       158380            17,906.00
7/1/97   Superior Control               Upgrade 1PL 50 data acquisition system Prolease 500             159264             3,122.50
6/25/97  Sussman-Automatic              solenoid S/S line pressure feed dystem & equip. parts           158740            14,765.00
6/11/97  VWR Scientific                 Masterpro, balance 12000G                                       158280             2,208.75
3/28/97  Waters Corporation             Return - Ref #9091 (Fleet 1997 List)                            158374           -22,150.00
6/20/97  AMSCO-PA                       Return - Ref #154755 (Fleet 1997 List)                          159384            -1,835.25
3/6/97   Columbus Instrument            1440-D-35 Analgesia Hot Plate                                   159589             2,251.47
7/25/97  Cotter Corporation             3PCs Pl500 SC top Assy, extraction tank outlet ported valve     160092             5,255.00
7/14/97  Dell Direct Sales              Dell 6200/OP GXpro, w/Pentium Integrades 3COM                   159405             6,258.00
7/24/97  Harvard Apparatus              PHD 200 program W/4X140 R                                       159674             3,100.69
7/31/97  Hewlett Packard                 Hewlett packard 6890 gas chromintograpgh                       160082            43,597.35
7/17/97  Integrated Labeling            90Xi II Clea Media Door                                         159487             3,882.72
6/17/97  La Calhene                     2 PN C7992 Polythylene container with handles                   159715             3,404.00
6/17/97  La Calhene                     2 PN C7992 Polythylene container with handles                   159716             3,404.00
7/24/97  Lightnin                       (2) 270679PSP Mech seal assy style 13                           159359             4,144.00
7/24/97  Lightnin                       (2) 270679PSP Mech seal assy style 13                           160093             4,144.00
5/21/97  Millipore Corporation          Return - Ref #6324 (Fleet 1997 List)                            159385            -3,000.00
7/18/97  National Process               Sinamatic sytem 75g Baskets value & acce.                       159718            28,196.70
7/21/97  Power Computing                PCP210 NT/16X/1MC/64MB/2GB/4MBV RPGR/PWER DISPLAY 17"           159590            30,583.40
7/3/97   Sensotec                       JPW500ZP Digital sanitary gauce                                 159358             5,230.03
7/15/97  Superior Control               PL50 Rewire                                                     159737             2,915.00
7/1/97   Superior Control               PL500 Replacement                                               159170             2,558.00
7/29/97  VWR Scientific                 Centrifuge 5410 115V/60HZ CSA                                   160002             1,241.25
8/22/97  Alloy Products Co.             vessel 14 gsl, electro-polish, 14gal vessel                     160899            13,232.55
7/14/97  Cotter Corporation             Extraction tank PP condesate drain, modify mixer                160312             2,295.00
8/25/97  Cotter Corporation             Bioteck CMP Ported                                              160869             3,190.00
8/23/97  Coulter Corporation            TN; small valume module (SVM) AA33082                           160914             8,575.00
8/5/97   Edwards High Vaccum            Pump E2M12 115/230V                                             160477             2,677.77
8/6/97   Genesis Machinery              LW Apper Table Capper serial #LW320                             160819            10,088.00
8/4/97   ITT Sherotec                   6"TC ferrule FD top, 6"TC ferrule FD bottom, dispenser tank
                                          for isolator,                                                 160300            14,950.50
8/21/97  ITT Sherotec                   6"TC ferrule FD bottom, dispersion tank a for SS isolator       160749            13,695.00
8/26/97  M&O Perry Industries           40% fown payment- model P1550 powder filling, stoppering
                                         and Alu-crimp                                                  160875            92,300.00
8/21/97  Precision Detectors            Laser light scattering, detector, interface electronic board    160898            20,064.35
8/6/97   Sensotec                       Digital sanitary gauge                                          160518             1,047.76
8/13/97  VWR Corporation                Master pro balance 12000G X.1G                                  160511             2,208.75
8/22/97  Waters Corporation             996 photodiode array detect                                     160678            14,606.95
9/10/97  AMC Computer                   Apple p/mac 8600/300 32/4gb/42x                                 161263             6,840.00
9/18/97  AMC Computer                   Apple p/mac 8600/300 32/4gb/42x                                 161508             3,419.00
9/22/97  CDW                            TOS 510CDT 5/133 2.1 GB 16MB CT                                 161867             5,312.21

                                    EXHIBIT 2
                              1998 LOAN COLLATERAL
                         ALKERMES/ACTII FIXED ASSET LIST

Date of                                                                                                Less       Less         Total
Purchase Company                    Description                                               Freight/Other  Sales Tax       Invoice
------------------------------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
FY1998 (APRIL 1997-MARCH 1998)
6/6/97   Perrigo, Inc.              1 Cashco sanitary Reg.                                             7.96       0.00      1,357.18
6/10/97  Superior Control           70%down PL500 Replacement                                          0.00       0.00     17,906.00
7/1/97   Superior Control           Upgrade 1PL 50 data acquisition system Prolease 500                0.00       0.00      3,122.50
6/25/97  Sussman-Automatic          solenoid S/S line pressure feed dystem & equip. parts              0.00       0.00     14,765.00
6/11/97  VWR Scientific             Masterpro, balance 12000G                                          0.00       0.00      2,208.75
3/28/97  Waters Corporation         Return - Ref #9091 (Fleet 1997 List)                               0.00       0.00    -22,150.00
6/20/97  AMSCO-PA                   Return - Ref #154755 (Fleet 1997 List)                             0.00       0.00     -1,835.25
3/6/97   Columbus Instrument        1440-D-35 Analgesia Hot Plate                                     16.47       0.00      2,235.00
7/25/97  Cotter Corporation         3PCs Pl500 SC top Assy, extraction tank outlet ported valve        0.00       0.00      5,255.00
7/14/97  Dell Direct Sales          Dell 6200/OP GXpro, w/Pentium Integrades 3COM                    200.00       0.00      6,058.00
7/24/97  Harvard Apparatus          PHD 200 program W/4X140 R                                          5.69       0.00      3,095.00
7/31/97  Hewlett Packard             Hewlett packard 6890 gas chromintograpgh                        500.00       0.00     43,097.35
7/17/97  Integrated Labeling        90Xi II Clea Media Door                                           17.72       0.00      3,865.00
6/17/97  La Calhene                 2 PN C7992 Polythylene container with handles                      0.00       0.00      3,404.00
6/17/97  La Calhene                 2 PN C7992 Polythylene container with handles                      0.00       0.00      3,404.00
7/24/97  Lightnin                   (2) 270679PSP Mech seal assy style 13                              0.00       0.00      4,144.00
7/24/97  Lightnin                   (2) 270679PSP Mech seal assy style 13                              0.00       0.00      4,144.00
5/21/97  Millipore Corporation      Return - Ref #6324 (Fleet 1997 List)                               0.00       0.00     -3,000.00
7/18/97  National Process           Sinamatic sytem 75g Baskets value & acce.                          0.00       0.00     28,196.70
7/21/97  Power Computing            PCP210 NT/16X/1MC/64MB/2GB/4MBV RPGR/PWER DISPLAY 17"            300.00       0.00     30,283.40
7/3/97   Sensotec                   JPW500ZP Digital sanitary gauce                                    5.03       0.00      5,225.00
7/15/97  Superior Control           PL50 Rewire                                                        0.00       0.00      2,915.00
7/1/97   Superior Control           PL500 Replacement                                                  0.00       0.00      2,558.00
7/29/97  VWR Scientific             Centrifuge 5410 115V/60HZ CSA                                      0.00       0.00      1,241.25
8/22/97  Alloy Products Co.         vessel 14 gsl, electro-polish, 14gal vessel                        0.00      62.55     13,170.00
7/14/97  Cotter Corporation         Extraction tank PP condesate drain, modify mixer                   0.00       0.00      2,295.00
8/25/97  Cotter Corporation         Bioteck CMP Ported                                                 0.00       0.00      3,190.00
8/23/97  Coulter Corporation        TN; small valume module (SVM) AA33082                             25.00       0.00      8,550.00
8/5/97   Edwards High Vaccum        Pump E2M12 115/230V                                               97.77       0.00      2,580.00
8/6/97   Genesis Machinery          LW Apper Table Capper serial #LW320                                0.00       0.00     10,088.00
8/4/97   ITT Sherotec               6"TC ferrule FD top, 6"TC ferrule FD bottom, dispenser tank
                                      for isolator,                                                   95.50       0.00     14,855.00
8/21/97  ITT Sherotec               6"TC ferrule FD bottom, dispersion tank a for SS isolator          0.00       0.00     13,695.00
8/26/97  M&O Perry Industries       40% down payment- model P1550 powder filling, stoppering
                                     and Alu-crimp                                                     0.00       0.00     92,300.00
8/21/97  Precision Detectors        Laser light scattering, detector, interface electronic board      64.35       0.00     20,000.00
8/6/97   Sensotec                   Digital sanitary gauge                                             2.76       0.00      1,045.00
8/13/97  VWR Corporation            Master pro balance 12000G X.1G                                     0.00       0.00      2,208.75
8/22/97  Waters Corporation         996 photodiode array detect                                        6.95       0.00     14,600.00
9/10/97  AMC Computer               Apple p/mac 8600/300 32/4gb/42x                                   50.00       0.00      6,790.00
9/18/97  AMC Computer               Apple p/mac 8600/300 32/4gb/42x                                   24.00       0.00      3,395.00
9/22/97  CDW                        TOS 510CDT 5/133 2.1 GB 16MB CT                                   38.21       0.00      5,274.00

                                    EXHIBIT 2
                              1998 LOAN COLLATERAL
                         ALKERMES/ACTII FIXED ASSET LIST

Date of                                                                                                                     Total
Purchase Company                        Description                                                      Ref #             Invoice
------------------------------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
FY1998 (APRIL 1997-MARCH 1998)
9/22/97  Dell                           Dell p6266 /pgxa mt base with 2mb video memory integrated       161955             4,551.00
8/25/97  Dell                           Dell dimension xps 200mhz Pentium processor minitower           161468             2,452.80
9/10/97  Hewlett Packard                Programmable fluorescence detector                              161342            11,386.35
9/29/97  La Calhene                     flex wall turbulant flow transfer isolator, work station
                                         isolator w/two adjacent half suite and stainless steel table   162475           100,809.00
8/15/97  MacWarehouse                   power mac 8600/300 32mb Ram/4.0gb hd/24x cd                     161361             6,965.00
9/25/97  MacWarehouse                   Hitachi Monitor  mc6315 17" .22honz 1280x1024Q@ 78hz            161853             7,842.00
9/24/97  MacWarehouse                   Laserjet 6mp 600dpi 8ppm 3mb                                    161923               982.45
9/30/97  MacWarehouse                   Power Mac 8600/300 32mb Ram/4 .ogb Hd /24x cd-                  161980             3,508.75
9/20/97  MacWarehouse                   Scanmaker III color scanner w/full  v photosh                   161207             1,499.00
9/26/97  MacWarehouse                   power mac 8600/300 32mb Ram/4.0gb hd/24x cd                     162404             7,017.50
9/30/97  Richards Industries            Valve mk96 0.75 316L                                            162204             1,236.24
10/3/97  Sensotec                       Digital sanitary gauge                                          162205             5,229.83
9/18/97  Szafarz                        printer 2650 w/ext. peat.                                       161812             7,284.20
9/10/97  VWR Corporation                Glassware clipps for 250ml, micro centrifuge                    161324             1,783.25
9/10/97  VWR Corporation                Shaker Bath, Gable Cover for model 2568 ,Universal Tray,
                                         Glassware clips for 125ml and 500ml                            161637             3,272.73
9/9/97   Walker Stainless Equipment     Flow filling machine isolator,Air flow transport isolator
                                         W/3 gloves                                                     161412            67,993.65
8/30/97  Wright Line Inc.               84" Medialinx upri black uprights (Technical Furniture)         161474             8,957.78
10/6/97  Alloy Products Corp            vessel 7 gal 12" ASME electro polish                            162456             3,779.92
10/10/97 AMC Computer                   microtech 32 MB EDO upgradw, vectra XA pent-200 1.6GB-HD        162274             2,195.00
10/13/97 Apache Stainless Equipment     2 18" 37.4 -GAL 240 GRT                                         162484             4,090.00
          Co.
10/27/97 APS Technologies               dr st9100W/294ouw ext pro Mac (hardware)                        163081             1,620.50
10/24/97 Bay State Computer Group       SUN sparcstation & accesories                                   163080             4,714.75
10/7/97  CDW Computer                   TOS 440CDT (3) 3 PCM XJACK powerquest drivecopy                 162277             8,523.00
10/20/97 CDW Computer                   NEC multisync E700                                              162770             1,923.00
10/7/97  Chemineer Inc                  4-KMA-SAN Static mixer                                          162511             9,341.51
10/29/97 Cole-Parmer                    homogenizer, high-speed 115v                                    163264             1,750.00
10/28/97 Cotter Corporation             PL500 Sc top IV                                                 163295             1,345.00
10/13/97 Dell                           Dell P6233 base w/2mb video memory integrated audion WIN 95     162487             2,700.00
10/13/97 Dell                           Dell P6233 base w/2mb video memory integrated audion WIN 95     162488             6,414.00
10/9/97  Dell                           Dell P6233 base w/2mb video memory integrated audion WIN 95     162539             3,123.00
10/14/97 Dell                           Dell P6233 base w/2mb video memory integrated audion WIN 95     162594             2,422.00
10/20/97 Dell                           Dell P6233 base w/2mb video memory integrated audion WIN 95     162803             7,351.00
10/7/97  Kinematica Inc                 drive unit PT 45-80/110V RECO 81 speed stabilizer 110V          163563             6,501.50
10/7/97  Kinematica Inc                 screw, rotor, stator, mechanical , spacer, o-ring ball
                                         bearing fork etc.                                              163564             5,944.80
10/9/97  la Calhene                     P/N C8088 Half-Suit  PVC covered divetex D-5 style              162270            14,966.75
10/20/97 Lunaire Limited                Advanced billing (mfg equipment)                                  7264            19,963.75
10/24/97 MacWarehouse                   power mac 8600/300 32MB                                         163064             3,042.75
10/29/97 Oliver Dean inc                valve, saunders, saunders diaphragm                             163032             6,842.69
10/13/97 Sensotec                       digital sanitary gauge                                          162570             3,744.63
10/14/97 Sigimil LTD                    30' sanitary line w/steam jacket                                162572             9,946.00

                                    EXHIBIT 2
                              1998 LOAN COLLATERAL
                         ALKERMES/ACTII FIXED ASSET LIST

Date of                                                                                                Less       Less         Total
Purchase Company                    Description                                               Freight/Other  Sales Tax       Invoice
------------------------------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
FY1998 (APRIL 1997-MARCH 1998)
9/22/97  Dell                       Dell p6266 /pgxa mt base with 2mb video memory integrated        100.00       0.00      4,451.00
8/25/97  Dell                       Dell dimension xps 200mhz Pentium processor minitower            130.00     116.80      2,206.00
9/10/97  Hewlett Packard            Programmable fluorescence detector                                 6.35       0.00     11,380.00
9/29/97  La Calhene                 flex wall turbulant flow transfer isolator, work station
                                     isolator w/two adjacent half suite and stainless steel table      0.00       0.00    100,809.00
8/15/97  MacWarehouse               power mac 8600/300 32mb Ram/4.0gb hd/24x cd                       35.00       0.00      6,930.00
9/25/97  MacWarehouse               Hitachi Monitor  mc6315 17" .22honz 1280x1024Q@ 78hz             145.00       0.00      7,697.00
9/24/97  MacWarehouse               Laserjet 6mp 600dpi 8ppm 3mb                                      32.50       0.00        949.95
9/30/97  MacWarehouse               Power Mac 8600/300 32mb Ram/4 .ogb Hd /24x cd-                    43.75       0.00      3,465.00
9/20/97  MacWarehouse               Scanmaker III color scanner w/full  v photosh                      0.00       0.00      1,499.00
9/26/97  MacWarehouse               power mac 8600/300 32mb Ram/4.0gb hd/24x cd                       87.50       0.00      6,930.00
9/30/97  Richards Industries        Valve mk96 0.75 316L                                               7.65       0.00      1,228.59
10/3/97  Sensotec                   Digital sanitary gauge                                             4.83       0.00      5,225.00
9/18/97  Szafarz                    printer 2650 w/ext. peat.                                        350.00     330.20      6,604.00
9/10/97  VWR Corporation            Glassware clipps for 250ml, micro centrifuge                       0.00       0.00      1,783.25
9/10/97  VWR Corporation            Shaker Bath, Gable Cover for model 2568 ,Universal Tray,
                                     Glassware clips for 125ml and 500ml                               0.00       0.00      3,272.73
9/9/97   Walker Stainless Equipment Flow filling machine isolator,Air flow transport isolator
                                     W/3 gloves                                                        0.00       0.00     67,993.65
8/30/97  Wright Line Inc.           84" Medialinx upri black uprights (Technical Furniture)          275.00     384.18      8,298.60
10/6/97  Alloy Products Corp        vessel 7 gal 12" ASME electro polish                              18.92       0.00      3,761.00
10/10/97 AMC Computer               microtech 32 MB EDO upgradw, vectra XA pent-200 1.6GB-HD          40.00       0.00      2,155.00
10/13/97 Apache Stainless Equipment 2 18" 37.4 -GAL 240 GRT
          Co.
10/27/97 APS Technologies           dr st9100W/294ouw ext pro Mac (hardware)                          20.60       0.00      1,599.90
10/24/97 Bay State Computer Group   SUN sparcstation & accesories                                     55.48     221.87      4,437.40
10/7/97  CDW Computer               TOS 440CDT (3) 3 PCM XJACK powerquest drivecopy                    0.00       0.00      8,523.00
10/20/97 CDW Computer               NEC multisync E700                                                 0.00       0.00      1,923.00
10/7/97  Chemineer Inc              4-KMA-SAN Static mixer                                            41.51       0.00      9,300.00
10/29/97 Cole-Parmer                homogenizer, high-speed 115v                                       0.00       0.00      1,750.00
10/28/97 Cotter Corporation         PL500 Sc top IV                                                    0.00       0.00      1,345.00
10/13/97 Dell                       Dell P6233 base w/2mb video memory integrated audion WIN 95        0.00       0.00      2,700.00
10/13/97 Dell                       Dell P6233 base w/2mb video memory integrated audion WIN 95      110.00       0.00      6,304.00
10/9/97  Dell                       Dell P6233 base w/2mb video memory integrated audion WIN 95       55.00       0.00      3,068.00
10/14/97 Dell                       Dell P6233 base w/2mb video memory integrated audion WIN 95        0.00       0.00      2,422.00
10/20/97 Dell                       Dell P6233 base w/2mb video memory integrated audion WIN 95      100.00       0.00      7,251.00
10/7/97  Kinematica Inc             drive unit PT 45-80/110V RECO 81 speed stabilizer 110V             0.00       0.00      6,501.50
10/7/97  Kinematica Inc             screw, rotor, stator, mechanical , spacer, o-ring ball
                                     bearing fork etc.                                                 0.00       0.00      5,944.80
10/9/97  la Calhene                 P/N C8088 Half-Suit  PVC covered divetex D-5 style               121.75       0.00     14,845.00
10/20/97 Lunaire Limited            Advanced billing (mfg equipment)                                   0.00       0.00     19,963.75
10/24/97 MacWarehouse               power mac 8600/300 32MB                                           43.75       0.00      2,999.00
10/29/97 Oliver Dean inc            valve, saunders, saunders diaphragm                               56.84       0.00      6,785.85
10/13/97 Sensotec                   digital sanitary gauge                                             4.63       0.00      3,740.00
10/14/97 Sigimil LTD                30' sanitary line w/steam jacket                                 146.00       0.00      9,800.00

                                    EXHIBIT 2
                              1998 LOAN COLLATERAL
                         ALKERMES/ACTII FIXED ASSET LIST

Date of                                                                                                                     Total
Purchase Company                        Description                                                      Ref #             Invoice
------------------------------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
FY1998 (APRIL 1997-MARCH 1998)
10/9/97  Vaisala Inc                    HMI38/HMP35E combination                                        162340             3,486.72
11/19/97 AMC Computer Corp              laserwriter 8500 printer                                        164125             2,710.00
11/13/97 CDW Computer                   laptop TOS 460CDT                                               164132             3,289.00
11/17/97 Cotter Corporation             4 pcs rework existing 4" static                                 163625             1,975.00
11/12/97 Cotter Corporation             2pcs 4"X6" jacketed spool pc                                    163628             3,300.00
11/17/97 Cotter Corporation             2 pcs PL500 SC top                                              164130             2,185.00
11/5/97  Hewlett Packard                HP 6890 series gas chromatograph                                164638            36,696.53
11/6/97  Imaging Research               sony model XC77 black & white CCD, video camera, power
                                          supply & cables                                               164669             1,347.00
11/18/97 la Calhene                     flexible wall isolator & station                                163899            11,201.00
11/18/97 la Calhene                     2 flexible wall "turbulent flow" transfer isolator              164340            12,096.00
11/24/97 MacWarehouse                   PRN apple laserwriter 8500                                      164191             2,475.00
11/24/97 Superior Controls Inc          PL500 replacement 20% down payment                              164227             5,116.00
11/19/97 VWR Scientific                 balance prof level                                              164137             3,628.50
11/17/97 VWR Scientific                 printer, basic dot matrix, balance stnd, level 510GX0.001GT     164660             2,936.93
11/18/97 Walker Stainless Equip.        30% down payment                                                164437            30,340.50
11/7/97  Waters Corporation             2690XE separation module, 410 differential refractome           163782            35,805.00
11/10/97 Waters Corporation             BUS SAT/IN module                                               164637             1,115.20
12/19/97 Alltech Associates             CH-460 colum oven 120v                                          165166             1,480.00
12/31/97 Cotter Corporation             spray chamber tank m IH spray chamber top, center back
                                          connector                                                     165799             9,105.00
12/11/97 Cozzoli Machine Co.            1/3 down payment (ship to Albany Street)                        164749            16,773.34
12/9/97  Dell Direct Sales              Dell P6233 base w/2mb video memory integrated audion WIN 95     164902             1,894.00
12/10/97 Dell Direct Sales              Dell P6233 base w/2mb video memory integrated audion WIN 95     164903             1,894.00
12/5/97  Dell Direct Sales              2 Dell P6233 base w/2mb video memory integrated audion WIN 95   164904             3,630.00
12/24/97 Fisher Scientific              vacuum pump 5.6 CFM MDL M8C                                     165110             1,740.00
11/26/97 La Calhene                     p/n C8007 divetex sleeve, polythylene containe,
                                          autoclavable containers, replacement canopy                   164610            23,246.00
12/5/97  La Calhene                     replacement canopy for 1/2 suit work station                    164878             2,775.00
12/17/97 La Calhene                     flexible wall "turbulent flow" station w/ one 1/2 suit &
                                         stainless steel table                                          165542            21,258.60
12/30/97 La Calhene                     freeze dryer isolator + instalation 20% down payment            165544            17,999.00
12/30/97 M&O Perry Industries Inc       30% down payment  one model P1550 power filling stoppering
                                          and alucrip capping                                           165545            69,225.00
12/3/97  MacWarehouse                   power mac                                                       164606             2,967.50
12/4/97  MacWarehouse                   power book                                                      164607             5,435.00
12/4/97  MacWarehouse                   2 MON Sony 200gs 17"                                            164608             1,419.35
12/4/97  MacWarehouse                   3 power mac, 1 mon apple 720 17"                                164609             9,240.00
12/19/97 MacWarehouse                   2 PRN HP 5 SIMX                                                 165136             7,090.05
12/4/97  Met One                        A2408-1-115-1 2 channek, UUS software kit, chart paper,
                                         manuel, ref., airbn, part                                      164922             5,889.75
12/19/97 Novex                          thermoFlow 115v etc                                             165256             1,300.00
12/5/97  Shiva Corporation              lpe5-288-us-8, LR connecytivity kit                             164849             4,275.53
12/1/97  So-Low Environmental Equip.    SO-LOW freezer model U30-13 & instalation                       164920             6,654.00
12/8/97  Stoelting Co.                  6 manipulator Arm 3 Axes, RH                                    165158             9,647.27
12/12/97 URS Information                APC feat pwr chute, compaq drive dat                            164827             1,377.50

                                    EXHIBIT 2
                              1998 LOAN COLLATERAL
                         ALKERMES/ACTII FIXED ASSET LIST

Date of                                                                                                Less       Less         Total
Purchase Company                    Description                                               Freight/Other  Sales Tax       Invoice
------------------------------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
FY1998 (APRIL 1997-MARCH 1998)
10/9/97  Vaisala Inc                HMI38/HMP35E combination                                           6.72       0.00      3,480.00
11/19/97 AMC Computer Corp          laserwriter 8500 printer                                           0.00       0.00      2,710.00
11/13/97 CDW Computer               laptop TOS 460CDT                                                  0.00       0.00      3,289.00
11/17/97 Cotter Corporation         4 pcs rework existing 4" static                                    0.00       0.00      1,975.00
11/12/97 Cotter Corporation         2pcs 4"X6" jacketed spool pc                                       0.00       0.00      3,300.00
11/17/97 Cotter Corporation         2 pcs PL500 SC top                                                 0.00       0.00      2,185.00
11/5/97  Hewlett Packard            HP 6890 series gas chromatograph                                 360.00       0.00     36,336.53
11/6/97  Imaging Research           sony model XC77 black & white CCD, video camera, power
                                      supply & cables                                                  0.00       0.00      1,347.00
11/18/97 la Calhene                 flexible wall isolator & station                                   0.00       0.00     11,201.00
11/18/97 la Calhene                 2 flexible wall "turbulent flow" transfer isolator                 0.00       0.00     12,096.00
11/24/97 MacWarehouse               PRN apple laserwriter 8500                                         0.00       0.00      2,475.00
11/24/97 Superior Controls Inc      PL500 replacement 20% down payment                                 0.00       0.00      5,116.00
11/19/97 VWR Scientific             balance prof level                                                 0.00       0.00      3,628.50
11/17/97 VWR Scientific             printer, basic dot matrix, balance stnd, level 510GX0.001GT        0.00     211.25      2,725.68
11/18/97 Walker Stainless Equip.    30% down payment                                                   0.00       0.00     30,340.50
11/7/97  Waters Corporation         2690XE separation module, 410 differential refractome             42.00       0.00     35,763.00
11/10/97 Waters Corporation         BUS SAT/IN module                                                  0.00       0.00      1,115.20
12/19/97 Alltech Associates         CH-460 colum oven 120v                                             0.00       0.00      1,480.00
12/31/97 Cotter Corporation         spray chamber tank m IH spray chamber top, center back
                                      connector                                                        0.00       0.00      9,105.00
12/11/97 Cozzoli Machine Co.        1/3 down payment (ship to Albany Street)                           0.00       0.00     16,773.34
12/9/97  Dell Direct Sales          Dell P6233 base w/2mb video memory integrated audion WIN 95       55.00       0.00      1,839.00
12/10/97 Dell Direct Sales          Dell P6233 base w/2mb video memory integrated audion WIN 95       55.00       0.00      1,839.00
12/5/97  Dell Direct Sales          2 Dell P6233 base w/2mb video memory integrated audion WIN 95    110.00       0.00      3,520.00
12/24/97 Fisher Scientific          vacuum pump 5.6 CFM MDL M8C                                        0.00       0.00      1,740.00
11/26/97 La Calhene                 p/n C8007 divetex sleeve, polythylene containe,
                                      autoclavable containers, replacment canopy                       0.00       0.00     23,246.00
12/5/97  La Calhene                 replacment canopy for 1/2 suit work station                        0.00       0.00      2,775.00
12/17/97 La Calhene                 flexible wall "turbulent flow" station w/ one 1/2 suit &
                                     stainless steel table                                             0.00       0.00     21,258.60
12/30/97 La Calhene                 freeze dryer isolator + instalation 20% down payment               0.00       0.00     17,999.00
12/30/97 M&O Perry Industries Inc   30% down payment  one model P1550 power filling stoppering
                                      and alucrip capping                                              0.00       0.00     69,225.00
12/3/97  MacWarehouse               power mac                                                         42.50       0.00      2,925.00
12/4/97  MacWarehouse               power book                                                         0.00       0.00      5,435.00
12/4/97  MacWarehouse               2 MON Sony 200gs 17"                                             101.35       0.00      1,318.00
12/4/97  MacWarehouse               3 power mac, 1 mon apple 720 17"                                   0.00       0.00      9,240.00
12/19/97 MacWarehouse               2 PRN HP 5 SIMX                                                  140.05       0.00      6,950.00
12/4/97  Met One                    A2408-1-115-1 2 channek, UUS software kit, chart paper,
                                     manuel, ref., airbn, part                                       389.75       0.00      5,500.00
12/19/97 Novex                      thermoFlow 115v etc                                                5.00       0.00      1,295.00
12/5/97  Shiva Coporation           lpe5-288-us-8, LR connecytivity kit                               14.00     202.93      4,058.60
12/1/97  So-Low Environmental       SO-LOW freezer model U30-13 & instalation                        359.00       0.00      6,295.00
          Equip.
12/8/97  Stoelting Co.              6 manipulator Arm 3 Axes, RH                                      47.27       0.00      9,600.00
12/12/97 URS Information            APC feat pwr chute, compaq drive dat                              12.50      65.00      1,300.00

                                    EXHIBIT 2
                              1998 LOAN COLLATERAL
                         ALKERMES/ACTII FIXED ASSET LIST

Date of                                                                                                                     Total
Purchase Company                        Description                                                      Ref #             Invoice
------------------------------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
FY1998 (APRIL 1997-MARCH 1998)
12/24/97 VWR Scientific                 chart recorder free standing Revco                              165801             1,000.00
12/29/97 Walker Stainless Equipment Co, 30% down payment                                                165546            20,955.00
12/2/97  Waters Corporation             474 scan fluorometer 16ul                                       164588            10,837.47
12/29/97 Waters Corporation             separation module, sat/in for bus lac/e, scan fluorometer,
                                          dual W.L. absorbance                                          165160            47,650.00
12/29/97 AMC Computer Corp              powermac (3) powerbook (1)                                      167139            13,794.00
1/12/98  Bio-Tek Instruments            8 channel reader, powercordset, cable serial Univ 6 fltr
                                          test plate                                                    166028             9,876.49
12/31/97 BOC Edwards                    transducer 659AB 1TH-clamp                                      167140             1,755.70
1/17/98  Microtime Computer             233-MMX computer w/monitor and accessories                      165977             1,344.00
1/17/98  Microtime Computer             233-MMX computer w/monitor and accessories                      166108             1,344.00
12/31/97 CDW Computer Center            NANAO flexscan 21in                                             166033             1,760.80
1/14/98  Cozzoli Machine                2nd 1/3 down payment                                            165940            16,773.33
1/26/98  Fisher Scientific              analytic M120G/ 0.1mg 115V                                      167143             1,822.00
12/30/97 Getinge/Castle, Inc.           GE 6610 Sterilizer 10% down payment                             166877            12,910.00
12/30/97 Getinge/Castle, Inc.           passive, weld mapping 45% down payment                          166878            58,095.00
1/2/98   La Calhene                     2 P/N C14851 pressure controller                                166241             3,020.75
1/16/98  Northern Business              Sharp facsimile                                                 166062             2,293.20
1/8/98   Novex                          powerease 500                                                   166061             1,420.15
1/13/98  Novex                          thermoflow system, thermoflow mini cell                         166273             2,142.41
1/21/98  U.S. Filter                    R.O Pharmaceutical grade water system 10% down payment          166827            35,100.00
1/23/98  VWR Scientific                 frzr uprt , chrt record 7 day                                   166867             7,960.18
2/4/98   VWR Scientific                 BK362108, GH 3.8 horizontal rotor                               167070             1,495.00
1/26/98  VWR Scientific                 Brinkman instrument column heater                               167078             5,549.95
12/30/97 Waters Corporation             sat/in for BUS gesa/HTR cool 2487 dual W.L. absorbance          165632            47,153.00
1/14/98  Waters Corporation             in-line degasser 2- channel                                     166243             2,505.00
2/4/98   Lightnin                       complete unit:  115v/230v                                       166879             1,469.61
1/30/98  Dell Direct Sales              dell computer                                                   166918             3,080.94
1/28/98  Dell Direct Sales              c/port for computer                                             166919               306.01
1/30/98  Dell Direct Sales              dell computer                                                   166920             8,804.61
1/29/98  Dell Direct Sales              dell computer                                                   166921             4,595.32
1/31/98  Osmonics                       control valve                                                   166928             1,116.29
2/23/98  AMC Computer Corporation       vectra PC                                                       167397             1,979.00
2/18/98  AMC Computer Corporation       designjet e-size plotter body                                   167454             7,235.00
2/5/98   Avestin, Inc.                  emulsiflex-c5 pumps                                             167036             7,640.00
2/20/98  Cole-Parmer                    sanitary flowmeter                                              167445             1,302.95
2/19/98  MetaChem Technologies          metatherm, heather/controller                                   167480               910.00
2/12/98  Savant Instruments             speedvac, auto bleeder valve                                    167511             3,683.70
2/19/98  VWR Scientific                 dispenser                                                       167370             1,878.80
ALKERMES F&F
FY1998 (APRIL 1997-MARCH 1998)
5/15/97  First Office Concepts          executive task chair                                            157542               467.25



                                    EXHIBIT 2
                              1998 LOAN COLLATERAL
                         ALKERMES/ACTII FIXED ASSET LIST

Date of                                                                                                Less       Less         Total
Purchase Company                    Description                                               Freight/Other  Sales Tax       Invoice
------------------------------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
FY1998 (APRIL 1997-MARCH 1998)
12/24/97 VWR Scientific             chart recorder free standing Revco                                 0.00       0.00      1,000.00
12/29/97 Walker Stainless Equipment
          Co, 30% down payment                                                                         0.00       0.00     20,955.00
12/2/97  Waters Corporation         474 scan fluorometer 16ul                                          7.47       0.00     10,830.00
12/29/97 Waters Corporation         separation module, sat/in for bus lac/e, scan fluorometer,
                                      dual W.L. absorbance                                            42.00       0.00     47,608.00
12/29/97 AMC Computer Corp          powermac (3) powerbook (1)                                        75.00       0.00     13,719.00
1/12/98  Bio-Tek Instruments        8 channel reader, powercordset, cable serial Univ 6 fltr
                                      test plate                                                       6.49       0.00      9,870.00
12/31/97 BOC Edwards                transducer 659AB 1TH-clamp                                        25.70       0.00      1,730.00
1/17/98  Microtime Computer         233-MMX computer w/monitor and accessories                         0.00      64.00      1,280.00
1/17/98  Microtime Computer         233-MMX computer w/monitor and accessories                         0.00      64.00      1,280.00
12/31/97 CDW Computer Center        NANAO flexscan 21in                                               80.80       0.00      1,680.00
1/14/98  Cozzoli Machine            2nd 1/3 down payment                                               0.00       0.00     16,773.33
1/26/98  Fisher Scientific          analytic M120G/ 0.1mg 115V                                         0.00       0.00      1,822.00
12/30/97 Getinge/Castle, Inc.       GE 6610 Sterilizer 10% down payment                                0.00       0.00     12,910.00
12/30/97 Getinge/Castle, Inc.       passive, weld mapping 45% down payment                             0.00       0.00     58,095.00
1/2/98   La Calhene                 2 P/N C14851 pressure controller                                  44.75       0.00      2,976.00
1/16/98  Northern Business          Sharp facsimile                                                  109.20       0.00      2,184.00
1/8/98   Novex                      powerease 500                                                     35.15       0.00      1,385.00
1/13/98  Novex                      thermoflow system, thermoflow mini cell                           57.41       0.00      2,085.00
1/21/98  U.S. Filter                R.O Pharmaceutical grade water system 10% down payment             0.00       0.00     35,100.00
1/23/98  VWR Scientific             frzr uprt , chrt record 7 day                                      0.00       0.00      7,960.18
2/4/98   VWR Scientific             BK362108, GH 3.8 horizontal rotor                                  0.00       0.00      1,495.00
1/26/98  VWR Scientific             Brinkman instrument column heater                                  0.00       0.00      5,549.95
12/30/97 Waters Corporation         sat/in for BUS gesa/HTR cool 2487 dual W.L. absorbance             0.00       0.00     47,153.00
1/14/98  Waters Corporation         in-line degasser 2- channel                                        5.00       0.00      2,500.00
2/4/98   Lightnin                   complete unit:  115v/230v                                          5.61       0.00      1,464.00
1/30/98  Dell Direct Sales          dell computer                                                     55.00       0.00      3,025.94
1/28/98  Dell Direct Sales          c/port for computer                                               10.00       0.00        296.01
1/30/98  Dell Direct Sales          dell computer                                                    300.00       0.00      8,504.61
1/29/98  Dell Direct Sales          dell computer                                                    204.31       0.00      4,391.01
1/31/98  Osmonics                   control valve                                                      4.49       0.00      1,111.80
2/23/98  AMC Computer Corporation   vectra PC                                                          0.00       0.00      1,979.00
2/18/98  AMC Computer Corporation   designjet e-size plotter body                                      0.00       0.00      7,235.00
2/5/98   Avestin, Inc.              emulsiflex-c5 pumps                                                0.00       0.00      7,640.00
2/20/98  Cole-Parmer                sanitary flowmeter                                                33.95       0.00      1,269.00
2/19/98  MetaChem Technologies      metatherm, heather/controller                                     15.00       0.00        895.00
2/12/98  Savant Instruments         speedvac, auto bleeder valve                                       0.00       0.00      3,683.70
2/19/98  VWR Scientific             dispenser                                                          0.00       0.00      1,878.80
ALKERMES F&F
FY1998 (APRIL 1997-MARCH 1998)
5/15/97  First Office Concepts      executive task chair                                               0.00      22.25        445.00

                                    EXHIBIT 2
                              1998 LOAN COLLATERAL
                         ALKERMES/ACTII FIXED ASSET LIST

Date of                                                                                                                     Total
Purchase Company                        Description                                                      Ref #             Invoice
------------------------------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
FY1998 (APRIL 1997-MARCH 1998)
6/13/97  First Office Concepts          3 lateral file cabinets 2 drawers                               158216             1,295.69
6/11/97  First Office Concepts          7 steelcase stylr lateral files                                 158875             5,897.28
6/3/97   First Office Concepts          6 Haskell 5 drawer lateral file cabinet w/lock                  158876             5,062.40
7/30/97  First Office Concepts          full function chair w/height & width adj. arms                  159960               344.43
7/21/97  Global Equipment               Putty drwr, cabinet putty, 32 comp drwer dividers               159640             1,557.45
9/19/97  Creative Office Pavilion       cubicals, partitions, wall first floor                          161810            32,244.12
9/18/97  First Office Concepts          full function ergonimic chair                                   162417               239.93
9/12/97  First Office Concepts          storage cabinet 72" high, workstation table, hutch
                                         for worktable                                                  162427             1,885.95
10/15/97 First Office Concepts          8 ergonomic chairs                                              162284             2,502.30
10/15/97 First Office Concepts          3 ergonomic chairs                                              162381               870.78
9/30/97  WilTel                         opt 11/11E to11 two cab                                         162483            14,057.25
10/17/97 Global Equipment               waste can liners, cabinets, compartments                        162490             2,696.74
10/23/97 First Office Concepts          ergonomic full funcation task                                   162969               292.45
10/30/97 The Pappas Co                  modernfold operable wall & ten cemco partition system           163133             9,804.00
10/29/97 Creative Office Pavilion       cubicals, partitions wall first floor                           163184             2,391.81
10/29/97 Creative Office Pavilion       cubicals, partitions, wall first floor                          163185             1,297.73
11/24/97 Creative Office Pavilion       furniture, 1st floor clinical group                             166420             9,183.14
11/24/97 Creative Office Pavilion       furniture, 1st floor clinical group                             166419            12,624.63
12/22/97 Hank Finkel                    security traveler shelves                                       165117             1,548.93
12/22/97 Hank Finkel                    shelves, post, mobil unit, floor pad, bench                     165518             7,524.49
12/12/97 Office Depot                   mayline 24X72 console                                           165808               656.87
11/26/97 WilTel                         network re-wiring                                               165002             6,142.50
                                                                                                                       ------------
TOTAL ALKERMES                                                                                                         1,971,964.15
                                                                                                                       ------------

ACTII EQUIPMENT
FY1998 (APRIL 1997-MARCH 1998)
4/3/97   Cozzoli                        table, turning disk, power filler, stoppering machine,
                                         clean room exit screw, capping machine                           4830            20,314.67
4/8/97   Cozzoli                        misc scrap parts                                                  4831               834.00
4/3/97   Cozzoli                        1/3 down payment                                                  4832             2,828.67
4/3/97   Cozzoli                        1/3 down payment                                                  4833            49,158.67
4/3/97   Cozzoli                        1/3 down payment                                                  4834            31,791.00
4/3/97   Cozzoli                        1/3 down payment                                                  4835            24,685.00
4/14/97  AMC Computers                  Apple Photoconductor, apple transparencies                        4811             6,344.00
5/13/97  Hewlett Packard                dual channel chemserver/chemstation A/D                           2750             2,750.00
5/30/97  DCI, Inc                       2500 gallon round vertical insulated WFI starage tank             5511            28,397.00
5/13/97  Forma Scientific Inc           3919 Lab unit 32CF to 70C                                         5527             7,170.16
6/21/97  New Brunswick Co.              Ref #2245 (Fleet 1997 List)                                       2245            -4,812.02
5/28/97  Vankel Technology Group        custom basket, 20 MICR 99-122114                                  5513             2,383.00
7/1/97   Fisher Scientific              Gen purpose FRZR 49CUFT 115V                                      5947             3,033.75
7/2/97   Kason Corporation              Special KO-SS Cenrtu-sifter 20% doen payment                      6196            21,952.00


                                    EXHIBIT 2
                              1998 LOAN COLLATERAL
                         ALKERMES/ACTII FIXED ASSET LIST

Date of                                                                                                Less       Less         Total
Purchase Company                    Description                                               Freight/Other  Sales Tax       Invoice
------------------------------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
FY1998 (APRIL 1997-MARCH 1998)
6/13/97  First Office Concepts      3 lateral file cabinets 2 drawers                                 39.00      59.84      1,196.85
6/11/97  First Office Concepts      7 steelcase stylr lateral files                                   25.00     279.63      5,592.65
6/3/97   First Office Concepts      6 Haskell 5 drawer lateral file cabinet w/lock                    35.00     239.40      4,788.00
7/30/97  First Office Concepts      full function chair w/height & width adj. arms                    10.00      15.93        318.50
7/21/97  Global Equipment           Putty drwr, cabinet putty, 32 comp drwer dividers                307.30       0.00      1,250.15
9/19/97  Creative Office Pavilion   cubicals, partitions, wall first floor                         1,808.00   1,449.37     28,986.75
9/18/97  First Office Concepts      full function ergonimic chair                                      0.00      11.43        228.50
9/12/97  First Office Concepts      storage cabinet 72" high, workstation table, hutch
                                     for worktable                                                    39.00      87.95      1,759.00
10/15/97 First Office Concepts      8 ergonomic chairs                                                39.00     117.30      2,346.00
10/15/97 First Office Concepts      3 ergonomic chairs                                                25.00      40.28        805.50
9/30/97  WilTel                     opt 11/11E to11 two cab                                        2,250.00     562.25     11,245.00
10/17/97 Global Equipment           waste can liners, cabinets, compartments                         292.69       0.00      2,404.05
10/23/97 First Office Concepts      ergonomic full funcation task                                     10.00      13.45        269.00
10/30/97 The Pappas Co              modernfold operable wall & ten cemco partition system              0.00       0.00      9,804.00
10/29/97 Creative Office Pavilion   cubicals, partitions wall first floor                            378.00      95.91      1,917.90
10/29/97 Creative Office Pavilion   cubicals, partitions, wall first floor                           150.00      54.68      1,093.05
11/24/97 Creative Office Pavilion   furniture, 1st floor clinical group                              500.00     413.49      8,269.65
11/24/97 Creative Office Pavilion   furniture, 1st floor clinical group                              625.00     571.43     11,428.20
12/22/97 Hank Finkel                security traveler shelves                                        131.32      67.51      1,350.10
12/22/97 Hank Finkel                shelves, post, mobil unit, floor pad, bench                      456.83     336.56      6,731.10
12/12/97 Office Depot               mayline 24X72 console                                              0.00      31.28        625.59
11/26/97 WilTel                     network re-wiring                                                  0.00     292.50      5,850.00
                                                                                                  ----------------------------------
TOTAL ALKERMES                                                                                    15,197.96   6,917.49  1,949,848.70
                                                                                                  ----------------------------------


ACTII EQUIPMENT
FY1998 (APRIL 1997-MARCH 1998)
4/3/97   Cozzoli                    table, turning disk, power filler, stoppering machine,
                                     clean room exit screw, capping machine                            0.00       0.00     20,314.67
4/8/97   Cozzoli                    misc scrap parts                                                   9.00       0.00        825.00
4/3/97   Cozzoli                    1/3 down payment                                                   0.00       0.00      2,828.67
4/3/97   Cozzoli                    1/3 down payment                                                   0.00       0.00     49,158.67
4/3/97   Cozzoli                    1/3 down payment                                                   0.00       0.00     31,791.00
4/3/97   Cozzoli                    1/3 down payment                                                   0.00       0.00     24,685.00
4/14/97  AMC Computers              Apple Photoconductor, apple transparencies                         0.00       0.00      6,344.00
5/13/97  Hewlett Packard            dual channel chemserver/chemstation A/D                            0.00       0.00      2,750.00
5/30/97  DCI, Inc                   2500 gallon round vertical insulated WFI starage tank              0.00       0.00     28,397.00
5/13/97  Forma Scientific Inc       3919 Lab unit 32CF to 70C                                        226.66       0.00      6,943.50
6/21/97  New Brunswick Co.          Ref #2245 (Fleet 1997 List)                                        0.00       0.00     -4,812.02
5/28/97  Vankel Technology Group    custom basket, 20 MICR 99-122114                                  13.00       0.00      2,370.00
7/1/97   Fisher Scientific          Gen purpose FRZR 49CUFT 115V                                       0.00       0.00      3,033.75
7/2/97   Kason Corporation          Special KO-SS Cenrtu-sifter 20% doen payment                       0.00       0.00     21,952.00

                                    EXHIBIT 2
                              1998 LOAN COLLATERAL
                         ALKERMES/ACTII FIXED ASSET LIST

Date of                                                                                                                     Total
Purchase Company                        Description                                                      Ref #             Invoice
------------------------------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
FY1998 (APRIL 1997-MARCH 1998)
7/15/97  The Fitzpatrick Company        Model J code W-17-J Homoloid machine  30% down                    5984             3,666.00
8/25/97  Dell                           Dell 6200/OP GXpro, w/pentium Pro 200Mhz/256K                     6033             2,896.98
8/28/97  VWR Scientific                 PLYTRN/PT homggenizer 110V                                        6528             1,276.22
8/22/97  XLSource                       scanjet 5 ethernet 100-TX                                         6032             2,960.36
8/30/97  AMC Computers                  Thinkpad 760xl  P-166 MMX 2.1 GB 32MB  12.1                       6970             8,190.00
8/29/97  AMC Computers                  Thinkpad 560E P-150 MMX 2.1 GB 16MB  11.3                         6971            20,530.00
9/30/97  AMC Computers                  HP 17in 1280x1024 VGA display                                     6979             8,301.00
9/24/97  Cozzoli                        Invoicing for 1/3 down payment provide parts 7 laber
                                         upgradegw24 vial                                                 6881             3,557.00
9/23/97  Dell                           P6233, cache, win95, microsoft, intellimouse                      7193            22,310.88
10/15/97 Fitzpatrick Co                 w-17-J homoloid Fitzpatrick comminuting machine                   7034             1,562.80
9/3/97   Mac Warehouse                  Deluxe jaz kit-jaz ext, 3 addt'l carts, jazz
                                         carring case, 1 Omega jaz 1gb cartrige  3.5"
                                         single pc for omnipage pro V7.0 f/win95 (CD- ROM)                6802             1,923.68
9/4/97   Mac Warehouse                  Monitor (Sony) 17"  1280 x 1024 75hz Max                          6803             1,621.80
9/17/97  SaniFab                        Installation of 3 Tank Access Platforms                           6745            20,141.10
9/12/97  The Fitzpatrick Company        Homoloid Machine Serial #.1509                                    6725             7,332.00
9/30/97  Vankel                         VK 7000 8 spindle , 115, Paddle 15", Vessel clear glass           6975            10,256.36
11/17/97 Alloy Piping Supply            transmitter 115vac, bottom sensor 10' cable, top
                                         sensor 15' cable                                                 7514             4,250.38
10/21/97 AMC Computer                   VGA display                                                       7175             1,280.00
11/12/97 AMC Computer                   jet PC card, thinkpad, battery II, CD-ROM                         7488             5,730.00
11/19/97 Cintron Scale                  portable plataform scale                                          7653             1,272.80
11/4/97  Cozzoli Machine Co             1/3 down payment, capping machine, reject system,
                                         spare cap head                                                   7377            31,473.08
11/4/97  Cozzoli Machine Co             33% down payment for engineering                                  7379            11,188.88
11/4/97  Cozzoli Machine Co             2nd 1/3 down payment upgrade GW24                                 7380             3,557.00
11/4/97  Cozzoli Machine Co             1/3 down payment for unscrambler table & accessories              7381            20,111.52
11/4/97  Cozzoli Machine Co.            1/3 down payment                                                  7375             2,800.38
11/4/97  Cozzoli Machine Co.            2nd 1/3 doen payment                                              7376            38,157.90
11/4/97  Cozzoli Machine Co.            2nd 1/3 down payment RS 200                                       7378            24,438.15
11/14/97 DCI                            30% down payment 50 gallon round vertical single shell
                                         portable tank                                                    7433             6,490.50
11/11//97Dell Direct                    dell P6233 w/2MB video memory, audio, win95, spacesaver (9)       7432            30,336.63
10/28/97 Hewlett Packard                high performance HP-IB interface                                  7339            10,950.00
10/28/97 Hewlett-Packard                HP 5890A to series II upgrade kit                                 7260             3,060.00
11/4/97  MacWarehouse                   MON sony 200SF 17" (3)                                            7494             2,406.57
11/23/97 MacWarehouse                   PRN apple laserwriter 8500                                        7654             2,521.74
10/31/97 OnGard Sterilization           deposit on 20x20x38 sterilizer                                    7277            28,968.00
10/31/97 Sievers instruments            PRD 30110 TOC online instrument, acid reservoir, persulphat       7262            19,800.00
10/30/97 Walker Co                      down payment insolator system                                     7341            64,873.80
12/5/97  AAA Computer                   HPV Si                                                            7821             2,832.72
12/29/97 AAA Computer                   HPV Si                                                            7921             2,832.57
12/22/97 Cole-Parmer Instruments        mixer 90-1600RPM                                                  8084             1,994.62
12/18/97 Cozzoli Machine                1/3 down payment                                                  7983             7,598.67
11/26/97 Cozzoli Machine                unscrambler transfer                                              7995             3,696.53



                                    EXHIBIT 2
                              1998 LOAN COLLATERAL
                         ALKERMES/ACTII FIXED ASSET LIST

Date of                                                                                                Less       Less         Total
Purchase Company                    Description                                               Freight/Other  Sales Tax       Invoice
------------------------------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
FY1998 (APRIL 1997-MARCH 1998)
7/15/97  The Fitzpatrick Company    Model J code W-17-J Homoloid machine  30% down                     0.00       0.00      3,666.00
8/25/97  Dell                       Dell 6200/OP GXpro, w/pentium Pro 200Mhz/256K                    100.00     163.98      2,633.00
8/28/97  VWR Scientific             PLYTRN/PT homggenizer 110V                                         0.00       0.00      1,276.22
8/22/97  XLSource                   scanjet 5 ethernet 100-TX                                        110.02     161.34      2,689.00
8/30/97  AMC Computers              Thinkpad 760xl  P-166 MMX 2.1 GB 32MB  12.1                        0.00       0.00      8,190.00
8/29/97  AMC Computers              Thinkpad 560E P-150 MMX 2.1 GB 16MB  11.3                         90.00       0.00     20,440.00
9/30/97  AMC Computers              HP 17in 1280x1024 VGA display                                     25.00       0.00      8,276.00
9/24/97  Cozzoli                    Invoicing for 1/3 down payment provide parts 7 laber
                                     upgradegw24 vial                                                  0.00       0.00      3,557.00
9/23/97  Dell                       P6233, cache, win95, microsoft, intellimouse                   1,262.88     330.00     20,718.00
10/15/97 Fitzpatrick Co             w-17-J homoloid Fitzpatrick comminuting machine                  340.80       0.00      1,222.00
9/3/97   Mac Warehouse              Deluxe jaz kit-jaz ext, 3 addt'l carts, jazz
                                     carring case, 1 Omega jaz 1gb cartrige  3.5"
                                     single pc for omnipage pro V7.0 f/win95 (CD- ROM)                 0.00       0.00      1,923.68
9/4/97   Mac Warehouse              Monitor (Sony) 17"  1280 x 1024 75hz Max                           0.00      91.80      1,530.00
9/17/97  SaniFab                    Installation of 3 Tank Access Platforms                            0.00       0.00     20,141.10
9/12/97  The Fitzpatrick Company    Homoloid Machine Serial #.1509                                     0.00       0.00      7,332.00
9/30/97  Vankel                     VK 7000 8 spindle , 115, Paddle 15", Vessel clear glass          140.76       0.00     10,115.60
11/17/97 Alloy Piping Supply        transmitter 115vac, bottom sensor 10' cable, top
                                     sensor 15' cable                                                 16.66     220.72      4,013.00
10/21/97 AMC Computer               VGA display                                                       10.00       0.00      1,270.00
11/12/97 AMC Computer               jet PC card, thinkpad, battery II, CD-ROM                         10.00       0.00      5,720.00
11/19/97 Cintron Scale              portable plataform scale                                          37.80       0.00      1,235.00
11/4/97  Cozzoli Machine Co         1/3 down payment, capping machine, reject system,
                                     spare cap head                                                    0.00       0.00     31,473.08
11/4/97  Cozzoli Machine Co         33% down payment for engineering                                   0.00       0.00     11,188.88
11/4/97  Cozzoli Machine Co         2nd 1/3 down payment upgrade GW24                                  0.00       0.00      3,557.00
11/4/97  Cozzoli Machine Co         1/3 down payment for unscrambler table & accessories               0.00       0.00     20,111.52
11/4/97  Cozzoli Machine Co.        1/3 down payment                                                   0.00       0.00      2,800.38
11/4/97  Cozzoli Machine Co.        2nd 1/3 doen payment                                               0.00       0.00     38,157.90
11/4/97  Cozzoli Machine Co.        2nd 1/3 down payment RS 200                                        0.00       0.00     24,438.15
11/14/97 DCI                        30% down payment 50 gallon round vertical single shell
                                     portable tank                                                     0.00       0.00      6,490.50
11/11//97Dell Direct                dell P6233 w/2MB video memory, audio, win95, spacesaver (9)      495.00   1,717.17     28,124.46
10/28/97 Hewlett Packard            high performance HP-IB interface                               1,440.00       0.00      9,510.00
10/28/97 Hewlett-Packard            HP 5890A to series II upgrade kit                                  0.00       0.00      3,060.00
11/4/97  MacWarehouse               MON sony 200SF 17" (3)                                           183.75     125.82      2,097.00
11/23/97 MacWarehouse               PRN apple laserwriter 8500                                         0.00     142.74      2,379.00
10/31/97 OnGard Sterilization       deposit on 20x20x38 sterilizer                                     0.00       0.00     28,968.00
10/31/97 Sievers instruments        PRD 30110 TOC online instrument, acid reservoir, persulphat        0.00       0.00     19,800.00
10/30/97 Walker Co                  down payment insolator system                                      0.00       0.00     64,873.80
12/5/97  AAA Computer               HPV Si                                                           280.72       0.00      2,552.00
12/29/97 AAA Computer               HPV Si                                                           280.57       0.00      2,552.00
12/22/97 Cole-Parmer Instruments    mixer 90-1600RPM                                                  13.62       0.00      1,981.00
12/18/97 Cozzoli Machine            1/3 down payment                                                   0.00       0.00      7,598.67
11/26/97 Cozzoli Machine            unscrambler transfer                                               0.00       0.00      3,696.53

                                    EXHIBIT 2
                              1998 LOAN COLLATERAL
                         ALKERMES/ACTII FIXED ASSET LIST

Date of                                                                                                                     Total
Purchase Company                        Description                                                      Ref #             Invoice
------------------------------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
FY1998 (APRIL 1997-MARCH 1998)
11/26/97 Cozzoli Machine                power filler c/w make up & back up                                7996            50,279.46
11/26/97 Cozzoli Machine                automatic stoppering machine                                      7997            24,851.93
11/26/97 Cozzoli Machine                continuous rotary crimper, reset system                           7998            34,933.06
11/26/97 Cozzoli Machine                automatic tray loader                                             7999            20,696.80
12/30/97 Cozzoli Machine                continuous rotary crimper, reset system                           8095               620.00
12/30/97 Cozzoli Machine                powder filler make up and back up                                 8096             2,536.00
12/30/97 DCI, Inc                       50 gallon round vertical single                                   7975            15,144.50
12/4/97  Ink Jet Printing               printer w/software & accs.                                        7800            14,006.69
12/1/97  Office Depot                   fellows shredder                                                  7759             1,901.64
12/26/97 Unitek Miyachi                 thermocouple welder, wire clamp                                   7990             3,152.11
12/26/97 Unitek Miyachi                 thermocouple welder, wire clamp                                   8078             3,140.00
12/5/97  AAA Computer Products          jet printer                                                       8167             2,832.62
12/5/97  AAA Computer Products          jet printer                                                       8215             2,832.57
1/29/98  Auger Fabrication              horizontal screw conveyor PD1065                                  8390             8,990.50
1/30/98  Cozzoli Machine Co.            power filler c/w make up back up controls                         8626             1,031.08
1/23/98  Cozzoli Machine Co.            1/3 down payment                                                  8329             7,598.66
1/28/98  Cozzoli Machine Co.            unscramle transfer Cozzali model UT36                             8333             1,787.57
12/30/97 DCI, Inc.                      50 gallon round vertical single shell portable tank               7992               960.00
1/28/98  E.I. DuPont                    Equipment purchase - See Attachment I                               JE           750,000.00
1/21/98  Entex                           (8) CQ-compaq, (2) arcserver                                     8607            13,067.09
1/21/98  Entex                          CQ-Compaq                                                         8611             2,334.55
1/29/98  Entex                          CQ-Compaq                                                         8625             1,264.74
1/22/98  Kason Corporation              Kason Centri-Sifter                                               8279            12,224.00
11/24/97 Kason Corporation              40% down payment                                                  8293            21,952.00
1/19/98  LCI Corporation                drive shaft, bearing                                              8529             3,712.00
1/21/98  SWECO, Inc.                    PH46 unit 216L ss clean Rm, MTD pharmasep scrn,                   8610           193,299.20
1/8/98   Walker Stainless Equipment     retrofit isolator                                                 8099             3,795.00
1/6/98   Walker Stainless Equipment     30% down payment                                                  8431            25,500.00
1/23/98  Walker Stainless Equipment     mock up                                                           8531             4,000.00
2/18/98  AMC Computer Corporation       thinkpad computer                                                 8644             4,780.00
2/13/98  Cad One, Inc.                  hp computer                                                       8694             7,576.60
2/6/98   Coulter Corporation            micro volume module                                               8493             5,500.00

                                                                                                                       -------------
TOTAL ACTII                                                                                                            1,892,278.89
                                                                                                                       -------------

TOTAL ALKERMES AND ACTII                                                                                               3,864,243.04
                                                                                                                       =============


                                    EXHIBIT 2
                              1998 LOAN COLLATERAL
                         ALKERMES/ACTII FIXED ASSET LIST

Date of                                                                                                Less       Less         Total
Purchase Company                    Description                                               Freight/Other  Sales Tax       Invoice
------------------------------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
FY1998 (APRIL 1997-MARCH 1998)
11/26/97 Cozzoli Machine            power filler c/w make up & back up                                 0.00       0.00     50,279.46
11/26/97 Cozzoli Machine            automatic stoppering machine                                       0.00       0.00     24,851.93
11/26/97 Cozzoli Machine            continuous rotary crimper, reset system                            0.00       0.00     34,933.06
11/26/97 Cozzoli Machine            automatic tray loader                                              0.00       0.00     20,696.80
12/30/97 Cozzoli Machine            continuous rotary crimper, reset system                            0.00       0.00        620.00
12/30/97 Cozzoli Machine            powder filler make up and back up                                  0.00       0.00      2,536.00
12/30/97 DCI, Inc                   50 gallon round vertical single                                    0.00       0.00     15,144.50
12/4/97  Ink Jet Printing           printer w/software & accs.                                       633.69       0.00     13,373.00
12/1/97  Office Depot               fellows shredder                                                   0.00     107.64      1,794.00
12/26/97 Unitek Miyachi             thermocouple welder, wire clamp                                   12.11       0.00      3,140.00
12/26/97 Unitek Miyachi             thermocouple welder, wire clamp                                    0.00       0.00      3,140.00
12/5/97  AAA Computer Products      jet printer                                                      280.62       0.00      2,552.00
12/5/97  AAA Computer Products      jet printer                                                      280.57       0.00      2,552.00
1/29/98  Auger Fabrication          horizontal screw conveyor PD1065                                   6.90       0.00      8,983.60
1/30/98  Cozzoli Machine Co.        power filler c/w make up back up controls                          4.08       0.00      1,027.00
1/23/98  Cozzoli Machine Co.        1/3 down payment                                                   0.00       0.00      7,598.66
1/28/98  Cozzoli Machine Co.        unscramle transfer Cozzali model UT36                              0.00       0.00      1,787.57
12/30/97 DCI, Inc.                  50 gallon round vertical single shell portable tank                0.00       0.00        960.00
1/28/98  E.I. DuPont                Equipment purchase - See Attachment I                              0.00       0.00    750,000.00
1/21/98  Entex                       (8) CQ-compaq, (2) arcserver                                    255.39     731.70     12,080.00
1/21/98  Entex                      CQ-Compaq                                                         27.99     130.56      2,176.00
1/29/98  Entex                      CQ-Compaq                                                         13.94      70.80      1,180.00
1/22/98  Kason Corporation          Kason Centri-Sifter                                                0.00       0.00     12,224.00
11/24/97 Kason Corporation          40% down payment                                                   0.00       0.00     21,952.00
1/19/98  LCI Corporation            drive shaft, bearing                                             250.00       0.00      3,462.00
1/21/98  SWECO, Inc.                PH46 unit 216L ss clean Rm, MTD pharmasep scrn,                    0.00       0.00    193,299.20
1/8/98   Walker Stainless Equipment retrofit isolator                                                  0.00       0.00      3,795.00
1/6/98   Walker Stainless Equipment 30% down payment                                                   0.00       0.00     25,500.00
1/23/98  Walker Stainless Equipment mock up                                                            0.00       0.00      4,000.00
2/18/98  AMC Computer Corporation   thinkpad computer                                                  5.00       0.00      4,775.00
2/13/98  Cad One, Inc.              hp computer                                                        0.00     462.42      7,114.18
2/6/98   Coulter Corporation        micro volume module                                                0.00       0.00      5,500.00

                                                                                                  ----------------------------------
TOTAL ACTII                                                                                        6,856.53   4,456.69  1,880,965.67
                                                                                                  ----------------------------------

TOTAL ALKERMES AND ACTII                                                                          22,054.49  11,374.18  3,830,814.37
                                                                                                  ==================================


                                    EXHIBIT 2
                          1998 LOAN COLLATERAL-ADDENDUM
                         ALKERMES/ACTII FIXED ASSET LIST

Date of                                                                                  Total            Less      Less       Total
Purchase   Company                  Description                               Ref #    Invoice   Freight/Other Sales Tax     Invoice
------------------------------------------------------------------------------------------------------------------------------------
ALKERMES EQUIPMENT
FY1998 (APRIL 1997-MARCH 1998)
2/2/98     Molecular Devices        spectramax 250, softmax pro, power cord  166913    18,605.00     105.00       0.00    18,500.00
2/26/98    Sassafras Software       key server 5.0.5                         168052     5,842.00   1,313.00       0.00     4,529.00
3/13/98    Cotter Corporation       LN2 separator filter w/level posrt       168095     2,675.00       0.00       0.00     2,675.00
3/10/98    Dell                     dell computer                            168134     1,857.15      55.00       0.00     1,802.15
3/24/98    Dell                     (2) dell computers                       168934     8,019.12     110.00       0.00     7,909.12
3/24/98    Dell                     (5) computer monitors                    168935     1,494.05      14.00       0.00     1,480.05
3/25/98    Dell                     dell computer                            168936     2,141.43      55.00       0.00     2,086.43
3/24/98    Dell                     2 Dell P6266                             168933     3,714.30     110.00       0.00     3,604.30
3/19/98    Fisher Scientific        centrifuge MDL                           168781     2,298.36     131.50       0.00     2,166.86
3/11/98    MacWarehouse             powerbook                                168100     5,418.95      19.95       0.00     5,399.00
3/18/98    MacWarehouse             powerbook                                168479     5,418.95      19.95       0.00     5,399.00
3/6/98     Micro Center             (3) apple printers                       168105     7,871.88       0.00     374.85     7,497.03
3/11/98    Micro Center             (3) apple printers                       168110     8,185.83       0.00     389.80     7,796.03
3/12/98    Osmonics                 pump, motor, assy for electric           168112     2,916.81       6.81       0.00     2,910.00

                                                                                      ---------------------------------------------
TOTAL ALKERMES                                                                         76,458.83   1,940.21     764.65    73,753.97
                                                                                      ---------------------------------------------

ACT II EQUIPMENT
2/23/98    AMC Computer Corporation thinkpad computer                          8770    12,070.00       0.00       0.00    12,070.00
2/23/98    Cozzoli Machine Co       parts for pf8-141                          8676     7,719.17     120.17       0.00     7,599.00
2/26/98    Polymer Laboratories     evaporative mass detector                  8937    13,535.00      85.00       0.00    13,450.00
2/13/98    Spirax Sarco, Inc.       ultrasonic leak detector                   8829     2,930.06       4.46       0.00     2,925.60
2/20/98    AAA Computer Products    printer                                    8953     6,704.18     664.38       0.00     6,039.80
2/20/98    AAA Computer Products    printer                                    9130     6,704.08     664.28       0.00     6,039.80
2/20/98    AAA Computer Products    printer                                    9129     6,704.13     664.33       0.00     6,039.80
2/26/98    Dell                     (6) dell computers                         8892    17,157.11     330.00     971.15    15,855.96
3/19/98    Koflo Corp               (2) static in-line mixers                  9254     3,410.36      18.36       0.00     3,392.00
3/3/98     Kuhlman Technologies     mobile rack & (2) transfer trollies        9065    22,150.00       0.00       0.00    22,150.00
            Inc.
                                                                                      ---------------------------------------------
TOTAL ACTII                                                                            99,084.09   2,550.98     971.15    95,561.96
                                                                                      ---------------------------------------------

TOTAL ALKERMES AND ACTII                                                              175,542.92   4,491.19   1,735.80   169,315.93
                                                                                      ==============================================

                        SUPPLEMENTAL DISCLOSURE SCHEDULE

                                 ITEM 2.1(a)(i)


                     Jurisdictions In Which Each Borrower Is
                       Qualified As a Foreign Corporation

ALKERMES, INC.:

         Massachusetts
         Ohio

ALKERMES CONTROLLED THERAPEUTICS, INC.:

         Massachusetts


ALKERMES CONTROLLED THERAPEUTICS INC. II:

         Ohio

                                 ITEM 2.1(a)(ii)


                  Subsidiaries, Partnerships and Joint Ventures


                                  SUBSIDIARIES
ALKERMES, INC.

Alkermes Controlled Therapeutics, Inc., a
         Pennsylvania corporation

Alkermes Development Corporation II, a
         Delaware corporation ("ADC II").(1)

Alkermes Europe Ltd., a corporation incorporated under the laws of the United Kingdom

Alkermes Investments, Inc., a Delaware corporation ("AII")

Alkermes Controlled Therapeutics Inc. II, a
         Pennsylvania corporation

ALKERMES CONTROLLED THERAPEUTICS, INC.

None

ALKERMES CONTROLLED THERAPEUTICS INC. II

None

                                  PARTNERSHIPS
ALKERMES, INC.

Alkermes Clinical Partners, L.P., a Delaware limited partnership. ADC II is the general partner of this partnership.

ALKERMES CONTROLLED THERAPEUTICS, INC.

None

ALKERMES CONTROLLED THERAPEUTICS INC. II

None

                                 JOINT VENTURES
None
--------
(1) Although ADC II is a wholly owned subsidiary of the Borrower, PaineWebber Development Corporation has the right to nominate at least half of the members of ADC II's board of directors until certain events occur.

                                   ITEM 2.1(b)


                           5 Percent Beneficial Owners
                      (Information as of February 12, 1998)


                                         Number of
                                           Shares            % of
                                        Beneficially      Common Stock
Name                                       Owned             Owned
----                                    ------------      ------------

ALZA Corporation                         2,000,000            9.55%
         950 Page Mill Road
         Palo Alto, CA  94303

Amerindo Investment Advisors Inc.        2,465,000           11.77%
         One Embarcadero, Ste. 2300
         San Francisco, CA  94111 (1)

FMR Corp.                                1,142,800            5.46%
         82 Devonshire Street
         Boston, MA  02109 (2)


     (1) Amerindo Investment Advisors Inc. holds these shares in its capacity as investment advisor for various fiduciary accounts.

     (2) A portion of these shares are held by FMR Corp. or its related entities as investment advisor for various fiduciary accounts.

                                   ITEM 2.1(e)


                               Pending Litigation

None

                                   ITEM 2.1(j)

                      Location of Books, Records and Assets


     Certain of each Borrowers' corporate books and records, including its minute books, are located at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103.

     In addition, certain of Alkermes, Inc.'s corporate books, records and assets relating to its European operations are located at the offices of Alkermes Europe Ltd. in Cambridge, England.

     In addition, certain of Alkermes, Inc.'s corporate books, records and assets relating to AII are located at the offices of AII in Wilmington, Delaware 19805.

     In addition, certain of Alkermes, Inc.'s stock records are located at the offices of its transfer agent, BankBoston, N.A.

                                   ITEM 2.1(m)

                  Material Contracts and Long-Term Commitments

1.   Form of 1992 Warrant to purchase 2,800 shares of Alkermes, Inc.'s Common
     Stock.

2.   Form of 1995 Warrant to purchase 300 shares of Alkermes, Inc.'s Common
     Stock.

3. Form of Global Warrant Certificate for 1994 Class A Warrants to purchase 1,700 shares of Alkermes, Inc.'s Common Stock.

4. Form of Class B 1994 Warrant to purchase 3,400 shares of Alkermes, Inc.'s Common Stock.

5.   Form of Fund Warrant to purchase 7,293 shares of Alkermes, Inc.'s Common
     Stock.

6. Form of Incentive Warrant to purchase 42,280 shares of Alkermes, Inc.'s Common Stock.

7. Warrant Agreement, dated as of November 18, 1994, by and between Alkermes, Inc. and The First National Bank of Boston.

8.   Amended and Restated 1989 Non-Qualified Stock Option Plan, as amended.

9.   Amended and Restated 1990 Omnibus Stock Option Plan, as amended.

10.  1991 Restricted Common Stock Award Plan.

11.  1992 Non-Qualified Stock Option Plan.

12.  Stock Option Plan for Non-Employee Directors.

13. Lease, dated as of September 18, 1991, between Forest City 64 Sidney Street, Inc. and Alkermes, Inc., as amended by a First Amendment of Lease dated September 1, 1992.

14. Lease, dated as of March 16, 1990, between Forest City 64 Sidney Street, Inc. and Enzytech, Inc.

15. Lease, dated as of July 26, 1993, between the Massachusetts Institute of Technology and Alkermes, Inc.

16. Product Development Agreement, dated as of March 6, 1992, between Alkermes Clinical Partners, L.P. and Alkermes, Inc.

17. Purchase Agreement, dated as of March 6, 1992, by and among Alkermes, Inc. and each of the Limited Partners, from time to time, of Alkermes Clinical Partners, L.P.

18. Alkermes Clinical Partners, L.P. Agreement of Limited Partnership, dated as of February 7, 1992, as amended by Amendment No. 1 to Agreement of Limited Partnership, dated as of September 29, 1992, as further amended by Amendment No. 2 to Agreement of Limited Partnership, dated as of March 30, 1993.

19. Class A Note of Alkermes Development Corporation II, dated April 10, 1992, to PaineWebber Development Corporation in the amount of $100.00.

20. License Agreement, dated February 5, 1990, between Enzytech, Inc. and Massachusetts Institute of Technology.

21. Development and License Agreement dated February 4, 1992, between Enzytech, Inc. and Schering Corporation, as amended by an Amendment to Development and License Agreement dated July 26, 1995 between Alkermes Controlled Therapeutics, Inc. and Schering Corporation.

22. Prepaid Royalty Agreement dated July 26, 1995 between Alkermes Controlled Therapeutics, Inc. and Schering Corporation.

23. Collaborative Development Agreement dated as of January 9, 1995 between Alkermes Controlled Therapeutics, Inc. and Genentech, Inc.

24. Note Purchase Agreement, dated as of January 9, 1995, by and between Alkermes, Inc. and Genentech, Inc.

25. License Agreement, dated as of November 13, 1996 by and between Genentech, Inc. and Alkermes Controlled Therapeutics, Inc.

26.  Convertible Promissory Note of Alkermes, Inc. dated January 31, 1995.

27. Clinical Collaboration and Option Agreement, dated as of September 30, 1997, between ALZA Corporation and Alkermes, Inc.

28. Development Agreement, dated as of December 23, 1993, between Medisorb Technologies International L.P. and Janssen Pharmaceutica International, as amended by the First Amendment to Development Agreement, dated as of December 23, 1993, as further amended by the Second Amendment to Development Agreement, dated as of April 28.

29. License Agreement, dated as of February 13, 1996, between Medisorb Technologies International L.P. and Janssen

     Pharmaceutica International (United States).

30. License Agreement, dated as of February 21, 1996, between Medisorb Technologies International L.P. and Janssen Pharmaceutica International (worldwide except United States).

31. Development Agreement, dated as of August 1, 1996, by and between The R.W. Johnson Pharmaceutical Research Institute, Alkermes, Inc. and Alkermes Controlled Therapeutics, Inc.

32. Supply and License Agreement, dated as of August 1, 1996, by and between The R.W. Johnson Pharmaceutical Research Institute, Alkermes, Inc. and Alkermes Controlled Therapeutics, Inc.

33. Development and License Agreement, dated as of January 19, 1998, by and between The R.W. Johnson Pharmaceutical Research Institute, Alkermes, Inc. and Alkermes Controlled Therapeutics, Inc.

34. Supply and License Agreement, dated as of January 19, 1998, by and between The R.W. Johnson Pharmaceutical Research Institute, Janssen Pharmaceutical International and Alkermes Controlled Therapeutics, Inc.

35. Letter Agreement, dated September 27, 1996, between Fleet National Bank and Alkermes, Inc., Alkermes Controlled Therapeutics, Inc. and Alkermes Controlled Therapeutice Inc. II.

36. Security Agreement, dated as of September 27, 1996, from Alkermes, Inc., Alkermes Controlled Therapeutics, Inc. and Alkermes Controlled Therapeutic Inc. II to Fleet National Bank.

37. Pledge Agreement, dated as of September 27, 1996, from Alkermes, Inc. to Fleet National Bank.

38. Mortgage and Security Agreement, dated as of September 27, 1996, from Alkermes Controlled Therapeutics Inc. II to Fleet National Bank.

39. Environmental Indemnity Agreement, dated as of September 27, 1996, from Alkermes, Inc. and Alkermes Controlled Therapeutics Inc. II to Fleet National Bank.

40. Promissory Note of Alkermes, Inc., dated December 23, 1994, to Fleet Bank of Massachusetts, N.A., as amended by Allonge to Promissory Note, dated as of September 27, 1996, executed by Fleet National Bank, Alkermes Controlled Therapeutics, Inc. and Alkermes.

41. Promissory Note of Alkermes, Inc., dated December 19, 1995, to Fleet Bank of Massachusetts, N.A., as amended by Allonge to Promissory Note, dated as of September 27, 1996, executed by Fleet National Bank, Alkermes Controlled Therapeutics, Inc. and Alkermes.

42. Promissory Note, dated September 27, 1996, from Alkermes, Inc. and Alkermes Controlled Therapeutics Inc. II to Fleet National Bank.

43. Promissory Note of Alkermes, Inc., Alkermes Controlled Therapeutics, Inc. and Alkermes Controlled Therapeutics Inc. II, dated June 2, 1997, to Fleet National Bank.

44. Loan Agreement dated December 30, 1993, among The Daiwa Bank, Limited, Alkermes Investments, Inc. and Alkermes, Inc., as amended by Amendment No. 1 to Loan Agreement, dated as of December 31, 1994, and as further amended by Amendment to Loan Agreement, dated as of December 29, 1995, and as further amended by Omnibus Amendment to Loan Documents, dated as of July 26, 1996, among The Sumitomo Bank, Limited (as assignee of The Daiwa Bank, Limited), Alkermes, Inc. and Alkermes Investments, Inc.

45. Loan Supplement and Modification Agreement, dated June 2, 1997, among Alkermes, Inc., Alkermes Controlled Therapeutics, Inc., Alkermes Controlled Therapeutics Inc. II and Fleet National Bank.

46. Second Amended and Restated Note, dated July 26, 1996, by Alkermes, Inc. and Alkermes Investments, Inc. to The Sumitomo Bank, Limited.

47.  Employment Agreement, entered into as of February 7, 1991, between Richard
     F. Pops and Alkermes, Inc.

48. Employment Agreement, entered into as of June 13, 1994, by and between Robert A. Breyer and Alkermes, Inc.

                                    ITEM 4.1


                              Existing Indebtedness
ALKERMES, INC.


1. Indebtedness which may be incurred as the result of any transaction contemplated by Section 7.1 of the Letter Agreement.

2.   Note, dated December 30, 1993, to The Daiwa Bank, Limited.

3.   Note, dated December 29, 1995, to The Daiwa Bank, Limited.

4. Note Purchase Agreement, dated as of January 9, 1995, by and between Alkermes, Inc. and Genentech, Inc.

ALKERMES CONTROLLED THERAPEUTICS, INC.

None

ALKERMES CONTROLLED THERAPEUTICS INC. II

None

                                    ITEM 4.2


                                 Existing Liens


Liens with respect to the Collateral, (as such term is defined in the Security Agreement, dated as of September 27, 1996, by and among Alkermes, Inc., Alkermes Controlled Therapeutics, Inc., Alkermes Controlled Therapeutics Inc. II and the
Bank), granted by Alkermes, Inc., Alkermes Controlled Therapeutics, Inc. and Alkermes Controlled Therapeutics Inc. II in favor of the Bank, which Liens were created by the Security Agreement.

Pursuant to a Loan Agreement, dated December 30, 1993, as amended by the Amendment No. 1 to Loan Agreement, dated December 31, 1994, the Amendment to Loan Agreement, dated as of December 29, 1995, and the Omnibus Amendment to Loan Documents, dated as of July 26, 1996, among The Sumitomo Bank, Limited ("Sumitomo"), as assignee of The Daiwa Bank, Limited, Alkermes Investments, Inc. and Alkermes, Inc., Alkermes, Inc. has established for the benefit and on behalf of Sumitomo Bank of New York Trust Company a restricted custodial account (the "Restricted Account"). Pursuant to such Loan Agreement, as amended, and certain other agreements executed in connection therewith, upon the occurrence of certain specified events, Sumitomo has the right to require Morgan Stanley & Co. to deliver certain funds of Alkermes, Inc. for which Morgan Stanley serves as custodian to Sumitomo Bank of New York Trust Company for deposit into the Restricted Account. Alkermes, Inc. has granted Sumitomo a security interest in all of its right, title and interest in the Restricted Account and all deposits or investments held therein.